Securities Act File No. [    ]

As filed with the Securities and Exchange Commission on October 12, 2012

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.          ☐

Post-Effective Amendment No.        ☐

SECURITY INCOME FUND

(Exact Name of Registrant as Specified in Charter)

One Security Benefit Place, Topeka, KS 66636-0001

(Address of Principal Executive Offices) (Zip Code)

(785) 438-3000

(Registrant’s Area Code and Telephone Number)

Donald C. Cacciapaglia, President

Security Income Fund

One Security Benefit Place

Topeka, KS 66636-0001

(Name and Address of Agent for Service of Process)

Copies to:

Amy J. Lee

Security Investors, LLC

One Security Benefit Place

Topeka, Kansas 66636-0001

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on November 12, 2012, pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is due because an indefinite number of shares of beneficial interest have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

Rydex Series Funds

Flexible Strategies Fund (formerly, the Long Short Interest Rate Strategy Fund)

805 King Farm Boulevard, Suite 600

Rockville, MD 20850

November [    ], 2012

Dear Shareholder:

The Board of Trustees (“Board”) has called a special meeting of shareholders of the Flexible Strategies Fund (formerly, the Long Short Interest Rate Strategy Fund) (the “Acquired Fund”) to be held on December 10, 2012 at 1 p.m. Eastern time, or any adjournment(s) or postponement(s) thereof (the “Special Meeting”), at 805 King Farm Boulevard, Suite 600, Rockville, MD 20850. The Board has called the Special Meeting so that shareholders can vote on a proposed Agreement and Plan of Reorganization (“Reorganization Plan”) regarding the Acquired Fund, as discussed below.

Management of the Acquired Fund has recommended that the Board approve the Reorganization Plan relating to the reorganization of the Acquired Fund with and into the Macro Opportunities Fund (the “Acquiring Fund”), a series of Security Income Fund (the “Reorganization”). The Reorganization will permit Acquired Fund shareholders to become shareholders of the Acquiring Fund and to pursue their investment. The Acquiring Fund is a fund that seeks to provide total return, comprised of current income and capital appreciation. This also is the investment objective that was recently adopted by the Acquired Fund. Also, both Funds are part of a complex of mutual funds with affiliated investment advisers (the “Family of Funds”) and they have the same portfolio managers.

Management believes that the Reorganization will eliminate the duplication of resources and costs associated with servicing the Acquired Fund and the Acquiring Fund separately within the Family of Funds.

After careful consideration, the Board has unanimously approved this proposal with respect to the Acquired Fund and recommends that shareholders of the Acquired Fund vote “FOR” the proposal. Accordingly, you are asked to authorize the Reorganization.

A Proxy Statement/Prospectus that describes the Reorganization and the material differences between the Acquired Fund and the Acquiring Fund is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy in the envelope provided, or vote by Internet or telephone, at your earliest convenience.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN 11:59 P.M. EASTERN TIME ON DECEMBER 9, 2012.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Donald C. Cacciapaglia

President

Rydex Series Funds

Flexible Strategies Fund (formerly, the Long Short Interest Rate Strategy Fund)

805 King Farm Boulevard, Suite 600

Rockville, MD 20850

PROPOSED REORGANIZATION OF THE FLEXIBLE STRATEGIES FUND (FORMERLY,

THE LONG SHORT INTEREST RATE STRATEGY FUND), A SERIES OF RYDEX SERIES

FUNDS, WITH AND INTO THE MACRO OPPORTUNITIES FUND,

A SERIES OF SECURITY INCOME FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Proxy Statement/Prospectus containing information you need to make an informed decision about the proposed reorganization. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposal. The matters discussed below are also discussed in more detail in the enclosed Proxy Statement/Prospectus.

WHAT ISSUE AM I BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING ON DECEMBER 10, 2012?

Shareholders of the Flexible Strategies Fund (formerly, the Long Short Interest Rate Strategy Fund) (the “Acquired Fund”), a series of Rydex Series Funds, are being asked to approve an Agreement and Plan of Reorganization that provides for the reorganization (the “Reorganization”) of the Acquired Fund with and into the Macro Opportunities (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”), a series of Security Income Fund.

WHAT WILL HAPPEN TO MY FLEXIBLE STRATEGIES FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

If approved, you will become a shareholder of the Acquiring Fund on or about [December 17, 2012] (the “Closing Date”), and will no longer be a shareholder of the Acquired Fund. The Acquiring Fund currently offers three classes of shares: Class A, Class C and Institutional Class shares. You will receive shares of the corresponding class of shares of the Acquiring Fund with a value equal to the value of your investment in the Acquired Fund as of the Closing Date. H-Class shareholders of the Acquired Fund should note that the Acquiring Fund does not currently offer Class H shares, so if you own H-Class shares of the Acquired Fund, you will receive Class A shares of the Acquiring Fund with a value equal to the value of your investment in the Acquired Fund as of the Closing Date. H-Class shareholders will continue to be able to purchase Class A shares of the Acquiring Fund without a sales load.

The Acquired Fund will then cease operations and be liquidated.

The Acquiring Fund is part of a complex of mutual funds with affiliated investment advisers (the “Family of Funds”). The investment adviser of the Acquiring Fund, Guggenheim Partners Investment Management, LLC (“Guggenheim Investments”), is under common control with the Acquired Fund’s investment adviser, Security Investors, LLC (“Security Investors”), and the two Funds provide the same support services to their shareholders. As a result, if the Reorganization is consummated, shareholders of the Acquired Fund will continue to enjoy the same quality of support services that they have enjoyed in the past. In addition, the investment objective, investment strategies and portfolio managers are the same for the Acquiring Fund as they currently are for the Acquired Fund.

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WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

If shareholders of the Acquired Fund do not approve the Reorganization, the Reorganization will not take effect and the Acquired Fund’s Board of Trustees (the “Board”) will determine what, if any, additional action should be taken with respect to the Acquired Fund. Such action could include liquidation of the Acquired Fund.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Board believes that the Reorganization will permit the Acquired Fund’s shareholders to continue to invest in a substantially larger fund with the same current investment objective and strategies. By combining the Acquired Fund with the Acquiring Fund, which currently has more assets than the Acquired Fund, the Acquired Fund’s shareholders could benefit from more efficient portfolio management and the Acquiring Fund’s net operating expense ratios, which have historically been similar to, or in the case of Institutional Class shares, lower than those of the Acquired Fund (although there is no guarantee that this trend will continue in the future). Security Investors and Guggenheim Investments also believe that the Reorganization will help avoid confusion in the marketplace and help the resulting Macro Opportunities Fund attract assets.

DO THE FUNDS HAVE SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES?

The Funds currently have the same investment objectives, strategies and risks. Both Funds seek to provide total return, comprised of current income and capital appreciation. Both Funds invest in a wide range of fixed income and other debt and equity securities selected from a variety of sectors and credit qualifications. Both Funds are exposed to the same risks as a result of their investments. Prior to October 2, 2012, the Acquired Fund operated as the “Long Short Interest Rate Strategy Fund” and was subadvised by American Independence Financial Services, LLC (“American Independence”), which resigned on October 2, 2012. Prior to October 2, 2012, the Fund had a different investment objective and strategies.

WHAT ARE THE DIFFERENCES IN THE MANAGEMENT OF THE FUNDS?

The Funds have affiliated investment advisers. Although the Acquired Fund is managed by Security Investors and the Acquiring Fund is managed by Guggenheim Investments, the Funds share the same portfolio management teams. The Funds also are overseen by different boards of directors/trustees.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

The Acquired Fund currently pays Security Investors a management fee at the annual rate of 0.75% of the value of the Fund’s average daily net assets. The Acquiring Fund currently pays Guggenheim Investments a management fee at the annual rate of 0.89% of the value of the Fund’s average daily net assets. Although the management fees and gross operating expenses for the Acquiring Fund are higher, Guggenheim Investments has contractually agreed to waive fees of the Acquiring Fund through March 1, 2014. Taking into account the applicable contractual fee waiver, the net operating expense ratios of the Acquiring Fund have historically been similar to, or in the case of Institutional Class shares, lower than those of the Acquired Fund, but there is no guarantee that this trend will continue in the future.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The Reorganization is not expected to be a taxable event for federal income tax purposes. Shareholders are not expected to recognize any capital gain or loss as a direct result of the Reorganization. A shareholder’s tax basis in Acquired Fund shares will carry over to the shareholder’s Acquiring Fund shares. As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization

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will qualify as a tax-free reorganization and, thus, no gain or loss will generally be recognized by the Acquired Fund, the Acquired Fund’s shareholders, or the Acquiring Fund as a result of the Reorganization. The Acquired Fund will distribute any undistributed net investment income and net realized capital gains prior to the Reorganization, and such distribution would be taxable to shareholders.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Security Investors, the Acquired Fund’s investment adviser, will pay the expenses directly related to the Reorganization.

HOW DOES THE BOARD RECOMMEND I VOTE?

The Board is in favor of the Reorganization. After considering, among other factors, the terms and conditions of the Reorganization, the investment management policies of, as well as shareholder services offered by, the Acquired Fund and the Acquiring Fund, the historical and estimated expense ratios of the Acquired Fund and the Acquiring Fund, the relative performance of the Acquired Fund and performance of the investment strategies in use by the Acquiring Fund (and now the Acquired Fund) by reference to historical institutional account composite information, the performance of the Acquiring Fund since its recent inception, and the lack of alternatives for the Acquired Fund, the Board of Trustees of the Acquired Fund and the Board of Directors of the Acquiring Fund believe that reorganizing the Acquired Fund with and into the Acquiring Fund is in the best interests of the Funds and their shareholders. In reaching this conclusion, the Boards determined that reorganizing the Acquired Fund into the Acquiring Fund offers benefits to the Acquired Fund’s shareholders. Therefore, the Board of Trustees of the Acquired Fund recommends that you vote FOR the Reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

—	By mail, with the enclosed proxy card and postage-paid envelope;
—	By telephone, with a toll-free call to the number listed on your proxy card;
—	Through the Internet, at the website address listed on your proxy card; or
—	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Proxy Statement/Prospectus before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted “FOR” the proposal. Thank you in advance for your vote.

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Rydex Series Funds

Flexible Strategies Fund (formerly, the Long Short Interest Rate Strategy Fund)

805 King Farm Boulevard, Suite 600

Rockville, MD 20850

Notice of Special Meeting of Shareholders of

Flexible Strategies Fund (formerly, the Long Short Interest Rate Strategy Fund)

to be held December 10, 2012

To the Shareholders:

The Board of Trustees of Rydex Series Funds has called a special meeting of shareholders of the Flexible Strategies Fund (formerly, the Long Short Interest Rate Strategy Fund) (the “Acquired Fund”) to be held on December 10, 2012 at 1 p.m. Eastern time or any adjournment(s) or postponement(s) thereof (the “Special Meeting”), at 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

At the Special Meeting you will be asked:

1.

To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Fund by the Macro Opportunities Fund (the “Acquiring Fund”), a series of Security Income Fund, solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders of record at the close of business on October 26, 2012 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet, if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to the Acquired Fund, or by voting in person at the Special Meeting.

By Order of the Board of

Trustees

Amy J. Lee

Secretary

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/ PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN 11:59 P.M. EASTERN TIME ON DECEMBER 9, 2012.

November [    ], 2012

PROXY STATEMENT

FOR

FLEXIBLE STRATEGIES FUND (FORMERLY, THE LONG SHORT INTEREST RATE

STRATEGY FUND)

(a series of Rydex Series Funds)

805 King Farm Boulevard, Suite 600

Rockville, MD 20850

(800) 820-0888 or (301) 296-5100

PROSPECTUS

FOR

MACRO OPPORTUNITIES FUND

(a series of Security Income Fund)

One Security Benefit Place

Topeka, Kansas 66636-0001

(800) 820-0888 or (785) 438-3000

Introduction

On September 17, 2012, the Board of Trustees of the Flexible Strategies Fund (formerly, the Long Short Interest Rate Strategy Fund) (the “Acquired Fund”) approved an Agreement and Plan of Reorganization (the “Reorganization Plan”) relating to the proposed reorganization of the Acquired Fund with and into Macro Opportunities Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”), a series of Security Income Fund. This Proxy Statement/Prospectus provides you with information about this proposed reorganization.

If shareholders of the Acquired Fund approve the proposed reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange solely for shares of the Acquiring Fund (the “Reorganization”). Following the transfer of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Acquired Fund will distribute to you your pro rata portion of the shares of the Acquiring Fund that it receives in the Reorganization. You will receive Class A, Class C and Institutional Class shares of the Acquiring Fund having an aggregate value equal to the aggregate value of A-Class, C-Class and Institutional Class shares, respectively, of the Acquired Fund held by you immediately prior to the Reorganization. H-Class shareholders of the Acquired Fund should note that the Acquiring Fund does not currently offer Class H shares, so if you own H-Class shares of the Acquired Fund, you will receive Class A shares of the Acquiring Fund with a value equal to the value of your investment in the Acquired Fund as of the Closing Date. H-Class shareholders will continue to be able to purchase Class A shares of the Acquiring Fund without a sales load. (For the purposes of this Proxy Statement/Prospectus, A-Class, C-Class and H-Class shares of the Acquired Fund will be referred to as Class A, Class C and Class H shares, respectively, of the Acquired Fund.) Following the Reorganization, the Acquired Fund will liquidate.

This Proxy Statement/Prospectus solicits your vote in connection with a special meeting (“Special Meeting”) of shareholders of the Acquired Fund, to be held on December 10, 2012, at which shareholders of the Acquired Fund will vote on the Reorganization Plan upon which the Reorganization will be based. Because you, as a shareholder of the Acquired Fund, are being asked to approve a transaction that will result in your holding shares of the Acquiring Fund, this document also serves as a prospectus for the Acquiring Fund, whose investment objective is the same as that of the Acquired Fund.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Fund that you should know before voting on the proposal or investing in the Acquiring Fund. A Statement of Additional Information (“SAI”) dated November [    ], 2012 relating to this Proxy Statement/Prospectus, and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission

(“SEC”) and is incorporated herein by reference. A more detailed discussion of the investment objectives, policies, restrictions, risks and performance of the Acquired Fund can be found in the following documents, which have been filed with the SEC:

—	The Acquired Fund’s Prospectuses and Statement of Additional Information, dated August 1, 2012, as supplemented (File No. 033-59692); and

—	The Acquired Fund’s annual report for the fiscal year ended March 31, 2012 (File No. 811-02120).

The Acquiring Fund currently offers three classes of shares: Class A, Class C and Institutional Class shares. For a more detailed discussion of the investment objectives, policies, restrictions, risks and performance of the Acquiring Fund, please see in the following documents, which have been filed with the SEC:

—	The Acquiring Fund’s Class A, Class C and Institutional Class Prospectus and Statement of Additional Information, dated March 1, 2012, as supplemented (File No. 333-176853); and

—	The Acquiring Fund’s semi-annual report for the period ended March 31, 2012 (File No. 811-176853).

Each Fund’s Prospectus(es), Statement of Additional Information, annual and semi-annual reports, and a copy of the Statement of Additional Information relating to this Proxy Statement/Prospectus are available, without charge, by calling (800) 820-0888 or writing to Rydex Series Funds or Security Income Fund, at 805 King Farm Boulevard, Rockville, MD 20850.

You may obtain proxy materials, reports and other information filed by the Funds from the Security and Exchange Commission’s (“SEC”) Public Reference Section (1-202-551-8090) in Washington, D.C., or from the SEC’s internet website at www.sec.gov. Copies of materials also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Certain information relating to the Acquired Fund is provided in the Acquired Fund’s prospectuses, as supplemented, and is incorporated by reference. As indicated above, the Acquired Fund’s prospectuses may be obtained, without charge, by writing to Rydex Series Funds, at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 or calling (800) 820-0888.

The SEC has not approved or disapproved these securities, or determined that this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Summary of the Reorganization

You should read this entire Proxy Statement/Prospectus and accompanying materials carefully. For additional information, you should consult the Funds’ Prospectuses and a Form of Reorganization Plan, which is attached hereto as Appendix A.

The Reorganization — On September 17, 2012 and August 23, 2012, the Board of Trustees of the Acquired Fund and the Board of Directors of the Acquiring Fund (the “Boards” or the “Directors” or “Trustees,” as applicable), respectively, approved the Reorganization Plan. Subject to the approval of shareholders of the Acquired Fund, the Reorganization Plan provides for:

—	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund;

—	the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund;

—	the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

—	the complete liquidation of the Acquired Fund.

The Reorganization is expected to be effective immediately after the close of business on [December 17, 2012], or on a later date as the parties may agree (the “Closing”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In particular, each shareholder of Class A, Class C and Institutional Class shares of the Acquired Fund will hold, immediately after the Closing, shares of the same class of shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the shares of the same class of the Acquired Fund held by that shareholder as of the close of business on the date of the Closing. Each shareholder of Class H shares of the Acquired Fund will hold, immediately after the Closing, shares of Class A shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Class H shares of the Acquired Fund held by that shareholder as of the close of business on the date of the Closing. For purposes of the Reorganization, the Acquired Fund’s assets will be valued based on the valuation procedures of the Acquiring Fund and the shares of the Acquiring Fund to be issued and exchanged also will be based on the Acquiring Fund’s valuation procedures.

Security Investors, LLC, the Acquired Fund’s investment manager (“Security Investors”), and Guggenheim Partners Investment Management, LLC (“Guggenheim Investments” and together with Security Investors, the “Investment Managers”) recommended the proposed Reorganization as a result of the resignation of American Independence Financial Services, LLC (“American Independence”) as the Acquired Fund’s sub-advisor, effective October 2, 2012. In connection with this resignation, the Acquired Fund’s investment adviser considered alternative sub-advisors and long-term perspectives for the Fund’s then-current investment strategies, and decided that continuation of the long short interest rate strategy of the Fund was not a viable option. It considered other fixed income alternative investment programs that it believes present long-term opportunities for shareholders and it made the decision to recommend to the Board of Trustees of the Acquired Fund changes to the investment strategies of the Acquired Fund in order to resemble the investment strategies of the Acquiring Fund. It also recommended the tax-free reorganization in order to avoid maintaining two almost identical funds in the fund complex and to realize economies of scale. After consideration of the proposals, the Board of Trustees of the Acquired Fund approved a change to the investment program of the Acquired Fund to permit Security Investors to manage the Acquired Fund in accordance with a macro opportunities strategy. In particular, the Board approved the following changes with respect to the Acquired Fund’s investment program, effective upon the resignation of American Independence on October 2, 2012:

—	a change to the Acquired Fund’s name from “Long Short Interest Rate Strategy Fund” to “Flexible Strategies Fund”;

—

changes to the investment objective, strategies, risks and benchmark, including a change to the Fund’s strategy to invest “substantially all of its assets in cash, U.S. Treasury Bills, Notes and Bonds as well as futures linked to those instruments and exchange-traded funds (“ETFs”)” (such that as a result, the Fund will no longer invest in those securities to the same extent);

—	changes to the portfolio management team; and

—	changes to the non-fundamental investment policies.

The Board of the Acquired Fund also approved the Reorganization, after finding that it is in the best interests of the Fund and its shareholders. The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having comparable mutual funds within the same a complex of mutual funds with affiliated investment advisers (the “Family of Funds”), as well as to assist in achieving economies of scale for both Funds. The investment advisory fees of the Acquiring Fund and certain other fees and expenses, including interest expenses, of the Acquiring Fund are higher than those of the Acquired Fund. (Shareholder should carefully review the section titled “Comparison of Fees and Expenses of the Funds” below.) However, Guggenheim Investments has contractually agreed to waive fees of the Acquiring Fund until at least March 1, 2014. Taking into account the applicable fee waiver, the net operating expense ratios of the Acquiring Fund have historically been similar to, or in the case of Institutional Class shares, lower than those of the Acquired Fund, but there is no guarantee that this trend will continue in the future.

Security Investors, the Acquired Fund’s investment adviser, will bear all expenses relating to the Reorganization.

Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund. In the event that the shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund will continue to operate as a separate entity, and the Board of Trustees of Rydex Series Funds will determine what further action, if any, to take, which could include liquidation of the Acquired Fund.

After careful consideration, the Board of the Acquired Fund unanimously approved the Reorganization. The Board recommends that you vote “FOR” the Reorganization.

In considering whether to approve the Reorganization, you should note that:

—

As described below, as of October 2, 2012, the Acquired Fund has an investment objective and principal investment strategies that are identical to the investment objective and principal investment strategies of the Acquiring Fund.

—

As a result of the Reorganization, the management fees and gross operating expenses, including interest expense, for shareholders of the Acquired Fund would be higher; however, due to contractual reimbursements and waivers by Guggenheim Investments, which are effective through March 1, 2014, net operating expenses for shareholders of the Acquired Fund are likely to be similar to, or in the case of Institutional Class shares, lower than those of the Acquired Fund at least until that date. Shareholders should carefully review the section titled “Comparison of Fees and Expenses for the Funds” below.

—

Shareholders of the Acquired Fund will hold, immediately after the Closing of the Reorganization, shares of the Acquiring Fund, which have substantially the same purchase, redemption and exchange policies as shares of the Acquired Fund.

—

Security Investors serves as the investment adviser for the Acquired Fund, and Guggenheim Investments serves as investment adviser for the Acquiring Fund. Both advisers are under common control and are indirect wholly owned subsidiaries of Guggenheim Capital, LLC. Portfolio managers currently are the same.

—

The Acquired Fund pays dividends at least annually and the Acquiring Fund pays dividends monthly. See “Information About the Reorganization – Dividends and Other Distributions” below for more information.

—

The share purchase, exchange and redemption provisions for each Fund are comparable in many respects. For additional information on purchase and redemption provisions, see “More Information Regarding the Funds” below.

—

The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (the “Code”). As such, shareholders of the Funds will not recognize gain or loss as a result of the Reorganization. See “Information About the Reorganization—Tax Considerations” below for more information.

—

The Acquired Fund’s new investment objective and principal investment strategies only became effective October 2, 2012 in connection with the resignation of American Independence, and the Acquired Fund is still in the process of implementing this new investment program. As a result, the Acquired Fund may not yet be fully invested in accordance with its new principal investment strategies. This transition could result in increased costs and the realization of taxable gains or losses for the Acquired Fund (which would ultimately be borne by all shareholders). Depending on market conditions, the Acquired Fund’s transition may not be completed by the time of the Closing of the Reorganization. (See the section titled “Important Information About Portfolio Transitioning” below for additional information.)

Comparison of Investment Objectives, Principal Investment Strategies and Risks of the Funds

This section compares the investment objectives, principal investment strategies and risks of the Funds.

The Investment Objectives and Principal Investment Strategies of the Funds – Since October 2, 2012, the Funds share the same investment objectives, strategies and risks.

The Board of Trustees of Rydex Series Funds approved changes to the Acquired Fund’s investment objectives and principal investment strategies because of the resignation of American Independence, the Acquired Fund’s previous sub-advisor, which resigned effective October 2, 2012. Prior to October 2, 2012, the Acquired Fund sought to maximize total return by taking advantage of price movements in the U.S. Treasury bond market. The Fund sought to achieve its investment objective by investing in accordance with a highly quantitative investment model that was designed to identify a short-term interest rate outlook expressed in terms of exposure to the U.S. Treasury bond market. On a day-to-day basis, the Fund invested substantially all of its net assets in cash, U.S. Treasury bills, notes, and bonds as well as futures linked to those instruments, and exchange-traded funds (“ETFs”). The Fund also invested in options, futures and swap agreements for hedging purposes and non-hedging purposes, such as managing the effective duration of the portfolio.

The investment objectives, strategies and risks of the Funds, effective October 2, 2012, are described below. There can be no assurance that a Fund will achieve its stated objective.

Investment Objective – The Funds seek to provide total return, comprised of current income and capital appreciation.

Principal Investment Strategies of Investing in the Funds – The Funds will seek to achieve their investment objective by investing in a wide range of fixed income and other debt and equity securities selected from a variety of sectors and credit qualities, principally, corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities and structured finance investments), U.S. government and agency securities, mezzanine and preferred securities, commercial paper, zero-coupon bonds, municipal securities, Rule 144A securities (and other non-registered or restricted securities), step-up securities (such as step-up bonds) and convertible securities, and in common stocks and other equity investments that the Investment Managers believe offer attractive yield and/or capital appreciation potential. The Investment Managers may employ a strategy of writing (selling) covered call and put options on such equity securities.

While the Funds will principally invest in securities listed, traded or dealt in developed markets, they may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies. The Funds may hold, without limit, fixed income securities of any quality, rated or unrated, including, those that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). The Funds may hold securities of any duration or maturity. Securities in which the Funds may invest may pay fixed or variable rates of interest. The Funds may invest in a variety of investment vehicles, such as closed-end funds, ETFs and other mutual funds. The Funds may also invest in commodities (such as precious metals), commodity-linked notes and other commodity-linked derivative instruments, such as swaps, options, or forward contracts based on the value of commodities or commodities indices and commodity futures. The Funds may use leverage by entering into reverse repurchase agreements and borrowing transactions (such as lines of credit) for investment purposes.

The Funds also may engage, in repurchase agreements, forward commitments, short sales and securities lending and it may seek certain exposures through derivative transactions, including foreign exchange forward contracts, futures on securities, indices, currencies and other investments; options; interest rate swaps, cross-currency swaps, total return swaps; and credit default swaps, which may also create economic leverage in the Funds. The Funds may engage, without limit, in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of their portfolios, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. The Funds may also, without limitation, seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs and or dollar rolls).

The Investment Managers will use a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. The Investment Managers seek to combine a credit managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Investment Managers’ investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns as compared to such benchmark indexes.

The Investment Managers may determine to sell a security for several reasons including the following: (1) to adjust the portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed or for other credit reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Funds do not intend to principally invest in defaulted securities, but if a security defaults subsequent to purchase by the Funds, the Investment Managers will determine in their discretion whether to hold or dispose of such security. Under adverse market conditions (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments), the Funds can make temporary defensive investments and may not be able to pursue their objective.

Principal Risks of Investing in the Funds – The value of an investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Funds are listed below.

Active Trading Risk – Active trading, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Funds.

Asset-Backed and Mortgage-Backed Securities Risk – Investors in asset-backed securities, including mortgage-backed securities, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

Commodities Risk – The commodities industries can be significantly affected by the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions.

Commodity-Linked Investing – Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures and their value may be affected by the performance of the overall commodities markets as well as weather, tax, and other regulatory developments.

Convertible Securities Risk – The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Funds could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk – The Funds could lose money if the issuer of a bond or counterparty to a derivatives transaction, reverse repurchase agreement or other transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond.

Currency Risk – The Funds’ indirect and direct exposure to foreign currencies subjects the Funds to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Funds. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Derivatives Risk – Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including limited ability to enter into or unwind a position, imperfect correlations with underlying investments or the Funds’ other portfolio holdings, lack of availability and the risk that the counterparty may default on its obligations.

Emerging Markets Risk – Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed and developing countries.

Equity Securities Risk – Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Funds may lose a substantial part, or even all, of their investment in a company’s stock. Growth stocks may be more volatile than value stocks.

Foreign Securities Risk – Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

High Yield Securities Risk – Higher yielding, below investment grade and other high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Insurance Risk – Certain municipal securities may be insured by an insurer, such as a bank or other financial institution. Adverse developments affecting a particular insurer or, more generally, banks and financial institutions could have a negative effect on the value of the Funds’ holdings in insured municipal securities. While insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of the Funds’ shares caused by market changes.

Interest Rate Risk – Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Funds’ securities and share price to decline. Fixed-income securities with longer durations are subject to more volatility than those with shorter durations.

Investment in Investment Vehicles Risk – Investing in other investment vehicles, including ETFs, closed-end funds and other funds, subjects the Funds to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Funds and their shareholders will incur their pro rata share of the underlying vehicles’ expenses.

Investments in Syndicated Bank Loans Risk – Investments in syndicated bank loans involve special types of risks, including credit risk, interest rate risk, liquidity risk and prepayment risk. Syndicated bank loans generally offer a floating interest rate. Syndicated bank loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Leverage Risk – The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives, reverse repurchase agreements, unfunded commitments and borrowings.

Liquidity Risk – Investments are subject to liquidity risk when they are difficult to purchase or sell.

Management Risk – The Funds are actively managed. There is no guarantee that the investment strategies will be successful.

Market Risk – The market value of the securities held by the Funds may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

Municipal Securities Risk – Municipal securities can be affected by unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers or the federal government in case it provides financial support to the municipality. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market.

Options and Futures Risk – Options and futures may sometimes reduce returns or increase volatility. They also may entail transactional expenses.

Preferred Securities Risk – A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Prepayment Risk – Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for loss when interest rates rise.

Real Estate Securities Risk – The Funds may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.

Regulatory and Legal Risk – U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Funds, the strategies used by the Funds or the level of regulation applying to the Funds (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Funds.

Repurchase Agreement and Reverse Repurchase Agreement Risk – In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Funds or, in the case of a reverse repurchase agreement, the securities sold by the Funds, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Funds reinvest the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Funds’ yield.

Restricted Securities Risk – Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Funds.

Securities Lending Risk – Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Funds. In the event of bankruptcy of the borrower, the Funds could experience losses or delays in recovering the loaned securities.

Short Sales Risk – Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Funds’ ability to engage in short selling.

Tax Risk – The Funds must derive at least 90% of their gross income from qualifying sources in order to qualify for favorable tax treatment as a regulated investment company (“RIC”). This requirement will limit the ability of the Funds to invest in commodities, derivatives on commodities, or other items that could result in nonqualifying income. Future guidance by the Internal Revenue Service (“IRS”) could also limit the Funds’ ability to gain exposure to commodities through commodity-linked notes or other types of investments.

Prior to October 2, 2012, the Acquired Fund had the investment objective and principal investment strategies as shown in Appendix B. However, as previously discussed, those strategies were not continued after the resignation of the then-investment sub-advisor.

Comparison of Fees and Expenses for the Funds

The following tables describe and compare the fees and expenses that you may pay if you buy and hold shares of the Funds, and show the projected (“pro forma”) estimated fees and expenses of the Acquiring Fund, assuming the consummation of the Reorganization, as of March 31, 2012. Fees and expenses shown for the Acquired Fund were determined based on the Acquired Fund’s average daily net assets for the fiscal year ended March 31, 2012. Fees and expenses shown for the Acquiring Fund have been estimated. Pro forma numbers are estimated in good faith and are hypothetical.

Class A, Class C and Institutional Class shares of the Acquiring Fund issued to the Acquired Fund shareholders in connection with the Reorganization will not be subject to any sales charges, but will remain subject to the same contingent deferred sales charge, if any, applicable to the corresponding Acquired Fund shares held by a shareholder immediately prior to the Reorganization. Class H shareholders of the Acquired Fund who are issued Class A shares of the Acquiring Fund will continue to be able to purchase Class A shares of the Acquiring Fund without a sales load. The period that the shareholder held shares of the Acquired Fund would be included in the holding period of Acquiring Fund shares for purposes of calculating any contingent deferred sales charge and for federal income tax purposes. Future purchases of shares of the Acquiring Fund after the Reorganization will be subject to the sales charge structure described in the table below for the Acquiring Fund.

For further information on the fees and expenses of the Acquiring Fund, please see “More Information Regarding the Funds” in this Proxy Statement /Prospectus.

  Class A

  Shareholder Fees (fees paid directly from your investment)

	The Acquired Fund – Class A	The Acquiring Fund – Class A	The Acquiring Fund – Class A - Pro forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	4.75%	4.75%

  Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1

	The Acquired Fund – Class A	The Acquiring Fund – Class A	The Acquiring Fund – Class A - Pro forma
Management Fees	0.75%	0.89%	0.89%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other expenses	0.51%	0.82% [2]	0.82%
Dividend and Interest Expenses	-	0.14%	0.14%
Remaining Other Expenses	-	0.68%	0.68%
Total annual fund operating expenses	1.51%	1.96%	1.96%
Fee reduction	-	(0.46)%[3]	(0.46)%[3]
Total annual fund operating expenses (after fee waivers)	1.51%	1.50%	1.50%

[1]    The expenses of the Acquired Fund are based upon fees and expenses incurred by the Fund for its most recent fiscal year ended March 31, 2012. The expenses of the Acquiring Fund are based upon the estimated fees and expenses for the fiscal year ended September 30, 2012. The pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund’s Class A for the fiscal period ended March 31, 2012 after giving effect to the Reorganization.

[2]    Other expenses are based on estimated amounts for the current fiscal year.

[3]    Guggenheim Investments and its affiliates have agreed through March 1, 2014 to waive fees to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Macro Opportunities Fund to the annual percentage of average daily net assets for Class A shares to 1.36%. The Fund may have “Total annual fund operating expenses after fee waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. Guggenheim Investments is entitled to reimbursement by the Fund of fees waived during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights) and it can be terminated by the Fund’s Board of Directors, subject to the recoupment rights of Guggenheim Investments.

  Class C

  Shareholder Fees (fees paid directly from your investment)

	The Acquired Fund – Class C	The Acquiring Fund – Class C	The Acquiring Fund – Class C - Pro forma
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	None	None

  Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1

	The Acquired Fund – Class C	The Acquiring Fund – Class C	The Acquiring Fund – Class C - Pro forma
Management Fees	0.75%	0.89%	0.89%
Distribution (12b-1) Fees	1.00%	1.00%	1.00%
Other expenses	0.51%	0.82% [2]	0.82%
Dividend and Interest Expenses	-	0.14%	0.14%
Remaining Other Expenses	-	0.68%	0.68%
Total annual fund operating expenses	2.26%	2.71%	2.71%
Fee reduction	-	(0.46)%[3]	(0.46)%[3]
Total annual fund operating expenses (after fee waivers)	2.26%	2.25%	2.25%

[1]    The expenses of the Acquired Fund are based upon fees and expenses incurred by the Fund for its most recent fiscal year ended March 31, 2012. The expenses of the Acquiring Fund are based upon the estimated fees and expenses for the fiscal year ended September 30, 2012. The pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund’s Class C for the fiscal period ended March 31, 2012 after giving effect to the Reorganization.

[2]    Other expenses are based on estimated amounts for the current fiscal year.

[3]    Guggenheim Investments and its affiliates have agreed through March 1, 2014 to waive fees to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Macro Opportunities Fund to the annual percentage of average daily net assets for Class C shares to 2.11%. The Fund may have “Total annual fund operating expenses after fee waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. Guggenheim Investments is entitled to reimbursement by the Fund of fees waived during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights) and it can be terminated by the Fund’s Board of Directors, subject to the recoupment rights of Guggenheim Investments.

  Institutional Class

  Shareholder Fees (fees paid directly from your investment)

	The Acquired Fund – Institutional Class	The Acquiring Fund – Institutional Class	The Acquiring Fund – Institutional Class – Pro forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None

  Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1

	The Acquired Fund – Institutional Class	The Acquiring Fund – Institutional Class	The Acquiring Fund – Institutional Class - Pro forma
Management Fees	0.75%	0.89%	0.89%
Distribution (12b-1) Fees	None	None	None
Other expenses	0.50%	0.62% [2]	0.62%
Dividend and Interest Expenses	-	0.14%	0.14%
Remaining Other Expenses	-	0.48%	0.48%
Total annual fund operating expenses	1.25%	1.51%	1.51%
Fee reduction	-	(0.42)%[3]	(0.42)%[3]
Total annual fund operating expenses (after fee waivers)	1.25%	1.09%	1.09%

[1]    The expenses of the Acquired Fund are based upon fees and expenses incurred by the Fund for its most recent fiscal year ended March 31, 2012. The expenses of the Acquiring Fund are based upon the estimated fees and expenses for the fiscal year ended September 30, 2012. The pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund’s Institutional Class for the fiscal period ended March 31, 2012 after giving effect to the Reorganization.

[2]    Other expenses are based on estimated amounts for the current fiscal year.

[3]    Guggenheim Investments and its affiliates have agreed through March 1, 2014 to waive fees to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Macro Opportunities Fund to the annual percentage of average daily net assets for Institutional Class shares to 0.95%. The Fund may have “Total annual fund operating expenses after fee waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. Guggenheim Investments is entitled to reimbursement by the Fund of fees waived during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights) and it can be terminated by the Fund’s Board of Directors, subject to the recoupment rights of Guggenheim Investments.

  Class H

  Shareholder Fees (fees paid directly from your investment)

	The Acquired Fund – Class H	The Acquiring Fund – Class A (No Load)	The Acquiring Fund – Class A (No Load) - Pro forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None[1]
[1] If the Reorganization is consummated, Class H shareholders of the Acquired Fund will be able to purchase Class A shares of the Acquiring Fund without a sales load.

  Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1

	The Acquired Fund – Class H	The Acquiring Fund – Class A (No Load)	The Acquiring Fund – Class A (No Load) - Pro forma
Management Fees	0.75%	0.89%	0.89%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other expenses	0.51%	0.82% [2]	0.82%
Dividend and Interest Expenses	-	0.14%	0.14%
Remaining Other Expenses	-	0.68%	0.68%
Total annual fund operating expenses	1.51%	1.96%	1.96%
Fee reduction	-	(0.46)%[3]	(0.46)%[3]
Total annual fund operating expenses (after fee waivers)	1.51%	1.50%	1.50%

[1]    The expenses of the Acquired Fund are based upon fees and expenses incurred by the Fund for its most recent fiscal year ended March 31, 2012. The expenses of the Acquiring Fund are based upon the estimated fees and expenses for the fiscal year ended September 30, 2012. The pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund’s Class A for the fiscal period ended March 31, 2012 after giving effect to the Reorganization.

[2]    Other expenses are based on estimated amounts for the current fiscal year.

[3]    Guggenheim Investments and its affiliates have agreed through March 1, 2014 to waive fees to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Macro Opportunities Fund to the annual percentage of average daily net assets for Class A shares to 1.36%. The Fund may have “Total annual fund operating expenses after fee waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. Guggenheim Investments is entitled to reimbursement by the Fund of fees waived during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights) and it can be terminated by the Fund’s Board of Directors, subject to the recoupment rights of Guggenheim Investments.

Examples – The examples below are intended to help you compare the cost of investing in the Acquired Fund’s shares and the Acquiring Fund’s shares, and in the Acquiring Fund’s shares after the Reorganization on a pro forma basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Fund and in the Acquiring Fund after the Reorganization for the time periods indicated and assumes total annual fund operating expenses before any fee reduction. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses.

Class A

If shares are redeemed -

	Acquired Fund – Class A	Acquiring Fund – Class A	Acquiring Fund –Class A – Pro forma
1 Year	$621	$620	$620
3 Years	$930	$1,019	$1,019
5 Years	$1,260	$1,442	$1,442
10 Years	$2,191	$2,616	$2,616

If shares are not redeemed -

	Acquired Fund – Class A	Acquiring Fund – Class A	Acquiring Fund –Class A – Pro forma
1 Year	$621	$620	$620
3 Years	$930	$1,019	$1,019
5 Years	$1,260	$1,442	$1,442
10 Years	$2,191	$2,616	$2,616

Class C

If shares are redeemed -

	Acquired Fund – Class C	Acquiring Fund – Class C	Acquiring Fund –Class C – Pro forma
1 Year	$329	$328	$328
3 Years	$706	$798	$798
5 Years	$1,210	$1,394	$1,394
10 Years	$2,595	$3,008	$3,008

If shares are not redeemed -

	Acquired Fund – Class C	Acquiring Fund – Class C	Acquiring Fund –Class C – Pro forma
1 Year	$229	$228	$228
3 Years	$706	$798	$798
5 Years	$1,210	$1,394	$1,394
10 Years	$2,595	$3,008	$3,008

Institutional Class

If shares are redeemed -

	Acquired Fund – Institutional Class	Acquiring Fund – Institutional Class	Acquiring Fund – Institutional Class – Pro forma
1 Year	$127	$111	$111
3 Years	$397	$436	$436
5 Years	$686	$784	$784
10 Years	$1,511	$1,766	$1,766

If shares are not redeemed -

	Acquired Fund – Institutional Class	Acquiring Fund – Institutional Class	Acquiring Fund – Institutional Class – Pro forma
1 Year	$127	$111	$111
3 Years	$397	$436	$436
5 Years	$686	$784	$784
10 Years	$1,511	$1,766	$1,766

Class H

If shares are redeemed -

	Acquired Fund – Class H	Acquiring Fund – Class A (No Load)	Acquiring Fund –Class A (No Load) – Pro forma
1 Year	$153	$153	$153
3 Years	$477	$571	$571
5 Years	$824	$1,015	$1,015
10 Years	$1,802	$2,248	$2,248

If shares are not redeemed -

	Acquired Fund – Class H	Acquiring Fund – Class A (No Load)	Acquiring Fund –Class A (No Load) – Pro forma
1 Year	$153	$153	$153
3 Years	$477	$571	$571
5 Years	$824	$1,015	$1,015
10 Years	$1,802	$2,248	$2,248

Comparison of Fund Performance

As of the date of this Proxy Statement/Prospectus, the Acquiring Fund does not yet have calendar year performance. When the Acquiring Fund has completed a full calendar year of investment operations, it will disclose charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected by the Acquiring Fund. The performance information of the Acquired Fund is provided below. The charts and tables below provide some indication of the risks of investing in the Acquired Fund by showing changes in the Fund’s share performance from year to year and by showing how the Fund’s average annual total return has compared to those of broad measures of market performance through the period ended December 31, 2011. Shareholders should note that the new investment objective and investment strategies of the Acquired Fund were implemented beginning October 2, 2012, and therefore, that the Fund’s bar chart and table below do reflect the performance of the Fund while it was managed in accordance with its previous investment program. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

The Acquired Fund

Performance of Class A Shares

The performance information shown below for Class A Shares is based on a calendar year. The year-to-date return for the period from January 1, 2012 through June 30, 2012 is -2.46%.

Highest Quarter Return	Lowest Quarter Return
(quarter ended 12/31/2011) -0.38%	(quarter ended 3/31/2011) -3.74%

AVERAGE ANNUAL TOTAL RETURN (for periods ended December 31, 2011)

Class A Shares	Past 1 Year	Since Inception (6/30/2010)
Return Before Taxes	-13.33%	-6.19%
Return After Taxes on Distributions	-13.33%	-6.33%
Returns After Taxes on Distributions and Sale of Fund Shares	-8.67%	-5.28%
Barclays U.S. Aggregate Government Treasury Index (reflects no deduction for fees, expenses or taxes)	9.82%	6.43%

Performance of Class C Shares

The performance information shown below for Class C Shares is based on a calendar year. The year-to-date return for the period from January 1, 2012 through June 30, 2012 is -2.79%.

Highest Quarter Return	Lowest Quarter Return
(quarter ended 12/31/2011) -0.60%	(quarter ended 3/31/2011) -3.91%

AVERAGE ANNUAL TOTAL RETURN (for periods ended December 31, 2011)

Class C Shares	Past 1 Year	Since Inception (6/30/2010)
Return Before Taxes	-10.62%	-3.83%
Return After Taxes on Distributions	-10.62%	-3.98%
Returns After Taxes on Distributions and Sale of Fund Shares	-6.90%	-3.29%
Barclays U.S. Aggregate Government Treasury Index (reflects no deduction for fees, expenses or taxes)	9.82%	6.43%

Performance of Institutional Class Shares

The performance information shown below for Institutional Class Shares is based on a calendar year. The year-to-date return for the period from January 1, 2012 through June 30, 2012 is -2.32%.

Highest Quarter Return	Lowest Quarter Return
(quarter ended 12/31/2011) -0.34%	(quarter ended 3/31/2011) -3.70%

AVERAGE ANNUAL TOTAL RETURN (for periods ended December 31, 2011)

Institutional Class Shares	Past 1 Year	Since Inception (6/30/2010)
Return Before Taxes	-8.82%	-2.87%
Return After Taxes on Distributions	-8.82%	-3.02%
Returns After Taxes on Distributions and Sale of Fund Shares	-5.73%	-2.48%
Barclays U.S. Aggregate Government Treasury Index (reflects no deduction for fees, expenses or taxes)	9.82%	6.43%

Performance of Class H Shares

The performance information shown below for Class H Shares is based on a calendar year. The year-to-date return for the period from January 1, 2012 through June 30, 2012 is -2.46%.

Highest Quarter Return	Lowest Quarter Return
(quarter ended 12/31/2011) -0.38%	(quarter ended 3/31/2012) -3.74%

AVERAGE ANNUAL TOTAL RETURN (for periods ended December 31, 2011)

Class H Shares	Past 1 Year	Since Inception (6/30/2010)
Return Before Taxes	-9.02%	-3.09%
Return After Taxes on Distributions	-9.02%	-3.24%
Returns After Taxes on Distributions and Sale of Fund Shares	-5.86%	-2.67%
Barclays U.S. Aggregate Government Treasury Index (reflects no deduction for fees, expenses or taxes)	9.82%	6.43%

The Acquiring Fund

Since the Acquiring Fund does not have a full calendar year of performance, no calendar year performance information is available. The historical performance of the Absolute Return Strategic Composite, a composite of all of the separate investment advisory accounts managed by Guggenheim Investments since September 1, 2007, which have substantially similar investment objectives, policies and strategies as the Acquiring Fund, and the current strategies of the Acquired Fund, is shown in Appendix C.

Additional Information about the Funds

Investment Manager of the Acquired Fund– Security Investors, LLC is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, and serves as investment adviser of the Fund. Security Investors has served as the investment adviser of the Acquired Fund since its inception. Security Investors is an indirect wholly owned subsidiary of Guggenheim Capital, LLC.

Security Investors makes investment decisions for the assets of the Acquired Fund and continuously reviews, supervises, and administers the Fund’s investment program. The Board of Trustees of Rydex Series Funds (the “Trust”) supervises Security Investors and establishes policies that Security Investors must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and Security Investors, for its services to the Acquired Fund, the Acquired Fund pays Security Investors a fee at an annualized rate equal to 0.75% of the average daily net assets of the Acquired Fund. A discussion regarding the basis for the Board of Trustees approving the Acquired Fund’s investment advisory contract with Security Investors is available in the Acquired Fund’s semi-annual report for the fiscal period ended September 30, 2011.

Prior to October 2, 2012, American Independence served as the Fund’s sub-advisor. American Independence is located at located at 335 Madison Avenue, Mezzanine, New York, New York 10017, and is an investment management firm registered with the SEC under the Investment Advisers Act of 1940. Pursuant to an investment sub-advisory agreement dated March 1, 2012 between Security Investors and American Independence (the “Sub-Advisory Agreement”), American Independence served as investment sub-advisor to the Acquired Fund and was responsible for constructing and providing Security Investors with the Acquired Fund’s model via signals, forwarded to Security Investors on such intervals as determined to be appropriate by American Independence.

For its services as investment sub-advisor, American Independence was entitled to receive a fee from Security Investors, which was calculated daily and paid monthly, at an annual rate of 0.20% of the Acquired Fund’s average daily net assets. In addition to providing sub-advisory services, American Independence and its affiliates provided shareholder and sales support services on behalf of the Acquired Fund.

Investment Manager of the Acquiring Fund– Guggenheim Partners Investment Management, LLC, d/b/a Guggenheim Investments, is located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the Funds’ investment manager. Guggenheim Investments is an indirect wholly owned subsidiary of Guggenheim Capital, LLC.

Guggenheim Investments makes investment decisions for the assets of the Acquiring Fund and continuously reviews, supervises and administers the Fund’s investment program. The Board of Directors of Security Income Fund (the “Company”) supervises Guggenheim Investments and establishes policies that Guggenheim Investments must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Company and Guggenheim Investments, the Acquiring Fund pays Guggenheim Investments a fee at an annualized rate equal to 0.89% of the average daily net assets of the Acquired Fund. A discussion regarding the basis for the Board of Directors approving the Acquiring Fund’s investment advisory contract with Guggenheim Investments is available in the Acquiring Fund’s semi-annual report for the fiscal period ended March 31, 2012.

Portfolio Managers of the Funds – Effective October 2, 2012, the Funds are managed by the same portfolio managers: B. Scott Minerd, Anne B. Walsh, Kevin H. Gundersen and James Michal. Prior to October 2, 2012, the Acquired Fund was managed by T. Kirkham Barneby and Glenn Dorsey of American Independence. For additional information about the current portfolio managers of the Funds, please refer to the section titled “Portfolio Managers” in Appendix D.

Service Providers -

Administrator. Rydex Funds Series, LLC (“Rydex Fund Services”) serves as the administrator for the Acquired Fund. Security Investors, LLC serves as the administrator for the Acquiring Fund.

Custodian, Transfer Agent, and Other Service Providers. Effective October 3, 2012, UMB Bank, N.A. (“UMB Bank”), 928 Grand Avenue, Kansas City, Missouri 64106, serves as the custodian for both Funds. Prior to October 3, 2012, U.S. Bank N.A. served as custodian for the Flexible Strategies Fund. Rydex Distributors (“Rydex Distributors”), 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, serves as the transfer and dividend paying agent for the Acquired Fund. Rydex Fund Services, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, serves as the transfer and dividend paying agent for the Acquiring Fund. Rydex Distributors has entered into a Distribution Agreement with each Fund pursuant to which it distributes shares of the Funds.

Independent Registered Public Accounting Firm. Ernst & Young LLP (“E&Y”), 155 North Wacker Drive, Chicago, IL 60606, serves as the independent registered public accounting firm for the Acquiring Fund. E&Y, 8484 Westpark Drive, McLean, Virginia 22102, serves as the independent registered public accounting firm for the Acquired Fund. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

Sales Load, Distribution and Shareholder Servicing Arrangements – The Funds each offer Class A, Class C and Institutional Class shares at a price based on NAV, and the rights and exchange privileges of each Fund’s share classes are substantially similar to one another. The Acquired Fund also offers Class H shares at a price based on NAV. The sales charges imposed by Class A and Class C shares of the Acquired Fund are identical to those charged by Class A and Class C shares of the Acquiring Fund. Class H shares of the Acquired Fund and Institutional Class shares of the Funds do not impose a sales charge. The distribution and shareholder servicing fees imposed by the Class A, Class C and Institutional Class shares of the Acquired Fund are identical to those imposed by the Class A, Class C and Institutional Class shares of the Acquiring Fund. The Acquired Fund has adopted a distribution plan pursuant to Rule 12b-1 and a shareholder services plan on behalf of the Class H shares. Under the distribution plan, the Class H shares pay distribution fees for distribution-related services at an annual rate not to exceed 0.25% of average daily net assets. Under the shareholder services plan, the Class H shares pay service providers providing shareholder services a shareholder services fee at an annual rate not to exceed 0.25% of the average daily net assets. For additional information regarding these arrangements, please see the section titled “Sales Charges” and “Distribution and Shareholder Services” in Appendix D.

Purchase, Redemption and Exchange Policies and Procedures – The purchase, redemption, exchange, and other policies and procedures of the Acquiring Fund are identical to those of the Acquiring Fund. For additional information regarding these arrangements, please see the sections titled “Buying Fund Shares,” “Selling Fund Shares” and “Exchanging Fund Shares” in Appendix D.

Form of Organization and Board Members – The Acquired Fund is a series of Rydex Series Funds, a Delaware statutory trust registered as an open-end management investment company. Rydex Series Funds is governed by a Board of Trustees, which currently consists of eight Board members. The Acquiring Fund is a series of Security Income Fund, a Kansas corporation registered as an open-end management investment company. Security Income Fund is governed by a Board of Directors, which currently consists of six directors. The Boards of Rydex Series Funds and Security Income Fund have one interested member in common. For a description of the Board members of Rydex Series Fund and Security Income Fund, see Appendix E.

Investment Restrictions of the Funds – The Funds’ investment restrictions are generally similar, although there are some differences. For a comparison of the Funds’ fundamental and non-fundamental investment restrictions, see Appendix F.

Financial Highlights for the Funds – The financial highlights providing information about the financial performance of the Acquired Fund and the Acquiring Fund are set forth in Appendix G.

Information About the Reorganization

The Reorganization Plan — The Reorganization Plan provides for the transfer of all of the assets and stated liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated. After the Reorganization, each shareholder of the Acquired Fund will own shares in the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Acquired Fund held by that shareholder as of the close of business on the business day preceding the Closing. Class A, Class C and Institutional Class shareholders of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund. Class H shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received for the redemption of Acquiring Fund shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be terminated and abandoned either by resolution of the Board of the Acquired Fund or the Board of the Acquiring Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of either Board, make proceeding with the Reorganization Plan inadvisable.

The foregoing summarizes the material aspects of the Reorganization Plan. For a complete description of the terms and conditions of the Reorganization, see a Form of Reorganization Plan at Appendix A, which qualifies in its entirety the summary of the Reorganization Plan.

Reasons for the Reorganization and Board Considerations — On September 17, 2012 and August 23, 2012, the Board of Trustees of Rydex Series Funds and the Board of Directors of Security Income Fund, respectively, approved the Reorganization. As a result of the Reorganization, shareholders in the Acquired Fund will become shareholders of the Acquiring Fund, which would create a larger Acquiring Fund. The Boards believe that the Reorganization would benefit shareholders of each of the Funds by spreading costs across a larger asset base and would allow shareholders of the Acquired Fund to continue to participate in a professionally managed portfolio.

The Trustees/Directors of the Funds, including all of the Trustees/Directors who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that the interests of the shareholders of the respective Funds would not be diluted as a result of the Reorganization, and that the Reorganization was in the best interests of each of the Funds and its shareholders. The Boards, in recommending the Reorganization, considered a number of factors, including the following:

1.	The Reorganization would not dilute the interests of either Fund’s current shareholders.

2.

As a result of the resignation of the Acquired Fund’s sub-adviser, and in light of the limited long-term perspective for the prior long short interest rate strategies of the Acquired Fund, the Acquired Fund’s investment program changed effective October 2, 2012 to resemble the investment program of the Acquiring Fund.

3.

The Funds have the same investment objectives and strategies and, as a result, the Reorganization would permit Acquired Fund shareholders to pursue the same investment goals in a larger fund, which is in a better position to achieve economies of scale (although there is no guarantee that the economies of scale will, in fact, be achieved);

4.	The similarities and differences between the Acquired Fund’s and the Acquiring Fund’s investment restrictions.

5.

The relative sizes of the Acquired Fund and the Acquiring Fund, including that the Acquiring Fund currently has a larger asset base and thus is in a better position to achieve increased investment opportunities, enhanced portfolio diversification and/or liquidity, and economies of scale.

6.	The alternatives to the Reorganization, which include liquidating the Acquired Fund.

7.

The expense ratios and information regarding fees and expenses of the Acquired Fund and the Acquiring Fund (and fee waivers and expense reimbursements maintained by the Acquiring Fund’s Investment Manager).

8.	Security Investors, the Acquired Fund’s investment adviser, will bear the costs and expenses of the Reorganization.

9.	The Reorganization will allow shareholders of the Acquiring Fund to continue to participate in a professionally managed portfolio within the same Family of Funds.

10.

The future potential benefits that may be realized by Security Investors and Guggenheim Investments, which are affiliates, following the Reorganization including the elimination of duplicative resources and costs associated with servicing the Acquired Fund and the Acquiring Fund separately within the Family of Funds.

11.	The tax-free nature of the Reorganization to each Fund and its shareholders.

12.

The relative performance of the Acquired Fund and performance of the investment strategies in use by the Acquiring Fund (and now the Acquired Fund) by reference to historical institutional account composite information and the performance of the Acquiring Fund since its recent inception.

The Board recommends that shareholders of the Acquired Fund vote “FOR” the Reorganization. If the shareholders of the Acquired Fund do not approve the Reorganization, the Board will determine what, if any, additional action should be taken. Such action could even include liquidation of the Acquired Fund.

Tax Considerations — The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, pursuant to this treatment, neither the Acquired Fund, the Acquiring Fund, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, the Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of the Acquired Fund’s investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforwards). The distributed amounts will include any net gains realized as a result of portfolio transitioning. Such dividends will be included in the taxable income of the Acquired Fund’s shareholders.

The Acquiring Fund’s ability to carry forward and use pre-Reorganization capital losses or unrealized losses of either the Acquired Fund or the Acquiring Fund may be limited after the Reorganization, and in some cases, potential utilization of such losses could be forfeited if they expire before being utilized. Further, any pre-acquisition losses of the Acquired Fund that are available to offset capital gains realized after the Reorganization would likely reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization.

Expenses of the Reorganization — Security Investors, the Acquired Fund’s investment adviser, has agreed to bear the costs and expenses of the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Fund’s registration statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials, proxy solicitation expenses, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

Important Information About Portfolio Transitioning – As noted above, the Acquired Fund adopted a new investment objective, principal investment strategies and benchmark index, as of October 2, 2012, due to the resignation of American Independence as sub-advisor. During the transition to this new investment program, the Acquired Fund may not be invested completely in accordance with its new principal investment strategies. The Acquired Fund’s transition to its new principal investment strategies could result in increased costs and the realization of taxable gains or losses for the Acquired Fund (which, to the extent of actual gains or losses, would ultimately be borne by shareholders). Security Investors attempts to minimize these costs, but there is no guarantee that these efforts will be successful. The duration of the Acquired Fund’s transition will ultimately depend on market conditions. If the Acquired Fund’s transition is not completed by the time of the Closing of the Reorganization, the Acquired Fund may be reorganized with and into the Acquiring Fund when the Acquired Fund is not yet be fully invested in accordance with its new principal investment strategies and could thus also be subject to certain transition costs and tax consequences as described above.

Dividends and Other Distributions – The Acquiring Fund pays dividends monthly and the Acquired Fund pays dividends at least annually. Each Fund distributes realized capital gains (if any) at least annually. Your dividends and distributions will be reinvested in shares of the Funds, unless you instruct otherwise. There are no fees or sales charges on reinvestments.

If the Reorganization Plan is approved by shareholders of the Acquired Fund, then as soon as practicable before the Closing, the Acquired Fund will pay its shareholders a cash distribution of all undistributed net investment income and undistributed realized net capital gains.

Capitalization of the Funds — The Acquired Fund has classified its shares into four classes of shares: Class A, Class C, Institutional Class and Class H. The Acquiring Fund currently has three classes of shares: Class A, Class C and Institutional Class.

The following table shows on an unaudited basis the capitalization of each Fund as of March 31, 2012 and on a pro forma basis as of March 31, 2012, after giving effect to the Reorganization.

	Acquired Fund – Class A shares	Acquiring Fund – Class A shares	Adjustment	Pro forma Acquiring Fund – Class A shares
Net Assets	$ 25,536,050	$ 10,382,499	$ 0	$ 35,918,549
Net Assets Per Share	$ 23.85	$ 25.94	N/A	$ 25.94
Shares Outstanding	1,070,878	400,291	-86,491	1,384,678

	Acquired Fund – Class C shares	Acquiring Fund – Class C shares	Adjustment	Pro forma Acquiring Fund – Class C shares
Net Assets	$ 12,449,122	$ 1,504,910	$ 0	$ 13,954,032
Net Assets Per Share	$ 23.53	$ 25.92	N/A	$ 25.92
Shares Outstanding	528,980	58,050	-48,680	538,350

	Acquired Fund – Institutional Class shares	Acquiring Fund – Institutional Class shares	Adjustment	Pro forma Acquiring Fund – Institutional Class shares
Net Assets	$ 36,928,804	$ 26,234,568	$ 0	$ 63,163,372
Net Assets Per Share	$ 23.94	$ 25.96	N/A	$ 25.96
Shares Outstanding	1,542,306	1,010,465	-119,667	2,433,104

	Acquired Fund – Class H shares	Acquiring Fund – Class A shares	Adjustment	Pro forma Acquiring Fund – Class A shares
Net Assets	$ 18,240,461	$ 10,382,499	$ 0	$ 28,622,960
Net Assets Per Share	$ 23.84	$ 25.94	N/A	$ 25.94
Shares Outstanding	764,965	400,291	-61,827	1,103,429

Each share has one vote and shares have no preemptive or subscription rights and are freely transferable. All share classes of the Funds invest in the same portfolio of securities, but the classes are subject to different charges and expenses.

General Information

Other Business – The Trustees do not know of any matters to be presented at the Special Meeting other than those set forth in this proxy statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

Proxy Solicitation – The Board is soliciting Acquired Fund shareholders’ proxies. The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus commencing on or about [November 19, 2012], but proxies may also be solicited by telephone and/or in person by representatives of Security Investors or its affiliate(s), or AST Fund Solutions, LLC, a private proxy services firm. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

As previously discussed, the costs of the Special Meeting, including the costs of retaining AST Fund Solutions, LLC, preparation and mailing of the Notice, Proxy Statement/Prospectus and proxy, and the solicitation of proxies, including reimbursements to broker-dealers and others who forwarded proxy materials to their clients, will be borne by Security Investors, the Acquired Fund’s investment adviser. The estimated cost of retaining AST Fund Solutions, LLC is approximately $15,000.

Shareholder Voting – Shareholders of record at the close of business on October 26, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were issued and outstanding [    ] shares of the Acquired Fund.

The persons owning of record or beneficially 5% or more of the outstanding shares of the each Fund as of the Record Date, are set forth in Appendix H. [As of the Record Date, the Acquired Fund’s Trustees and officers, as a group, owned less than 1.00% of the outstanding shares of the Acquired Fund.]

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares. The presence in person or by proxy of the holders of a majority of the Acquired Fund’s shares that are issued and outstanding and entitled to vote on the Record Date is required to constitute a quorum at the Special Meeting, and therefore must be present for the transaction of business at the Special Meeting. Shares held by shareholders present in person or represented by proxy at the Special Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Special Meeting.

Abstentions are counted as shares eligible to vote at the Special Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposal. “Broker non-votes” are counted as shares eligible to vote at the Special Meeting in determining whether a quorum is present but do not represent votes cast with respect to the proposal. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Special Meeting on any proposal for which there are sufficient votes for approval, even though the Special Meeting is adjourned as to other proposals.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet, or by telephone by following the enclosed instructions. If you wish to participate in the Special Meeting, please submit the proxy card originally sent with the Proxy Statement/Prospectus or attend the Special Meeting in person. Any proxy given by a shareholder, whether in writing, by telephone or via the Internet is revocable. A shareholder may revoke the proxy at any time prior to its use by filing with the Acquired Fund a written revocation or a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously tendered proxy. If you vote by telephone or the Internet, please do not return your proxy card, unless you later elect to change your vote.

Vote Required – Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, which means the vote of 67% or more of the shares that are present at the Meeting, provided that the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Acquired Fund’s outstanding shares, whichever is less. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Reorganization.

Shareholder Reports – Shareholders can find important information about the Acquired Fund in the annual report for the fiscal year ended March 31, 2012 and the semi-annual report for the fiscal period ended September 30, 2011, and about the Acquiring Fund in the semi-annual report for the period ended March 31, 2012.

Shareholder Proposals – As a general matter, the Acquired Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the secretary of Rydex Series Funds, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals that are not included herein and that may require a vote (such as proposals submitted on an untimely basis).

To ensure the presence of a quorum at the Special Meeting, we request prompt execution and return of the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

Appendix A – Form of Agreement and Plan of Reorganization

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Reorganization Plan”) is made as of [    ], 2012, by and among (i) Rydex Series Funds, a Delaware statutory trust duly registered as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”), with a principal place of business at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 (the “Trust”), on behalf of the Flexible Strategies Fund (formerly, the Long Short Interest Rate Strategy Fund), a series of Trust (“Acquired Fund”), and (ii) Security Income Fund, a Kansas corporation duly registered as an open-end management investment company under the 1940 Act (the “Corporation”), with a principal place of business at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, on behalf of the Macro Opportunities Fund, a series of the Corporation (“Acquiring Fund”). The Acquiring Fund and the Acquired Fund may be referred to herein collectively as the “Funds” or each individually as a “Fund.”

The transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of the Acquiring Fund (the “Acquiring Fund Shares”); the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, respectively (the “Acquired Fund Shares”), in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Reorganization Plan (the “Reorganization”), is intended to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). This Reorganization Plan is intended to be and is hereby adopted as a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g) and as a plan of liquidation within the meaning of the applicable Treasury Regulations.

WHEREAS, the Trust and the Corporation are open-end, registered investment companies of the management type and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors of the Corporation also has determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the promises, covenants and agreements hereinafter set forth, the Parties agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF STATED ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the requisite approvals of the shareholders of the Acquired Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to each Class, computed in the manner and as of the time and date set forth in paragraph 2.2, by the net asset value of one Acquiring Fund Share of the applicable class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the stated liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”). In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund’s account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund. Holders of A-Class shares of the Acquired Fund will receive Class A shares of the Acquiring Fund, holders of C-Class shares of the Acquired Fund will receive Class C shares of the Acquiring Fund, holders of Institutional Class shares of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund and holders of H-Class shares of the Acquired Fund will receive Class A shares of the Acquiring Fund.

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, claims, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund (the “Acquired Fund Assets”) on the closing date provided for in paragraph 3.1 (the “Closing Date”).

1.3. The Acquired Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on the books of the Acquired Fund, as of the Valuation Date, in accordance with U.S. generally accepted accounting principles, consistently applied (“GAAP”) (the “Acquired Fund Liabilities”). The Acquiring Fund shall not assume any other liabilities, whether absolute or contingent. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

1.4. Delivery of the Acquired Fund Assets shall be made on the Closing Date and shall be delivered to the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5. Immediately after the transfer and delivery of assets provided for in paragraphs 1.1 and 1.4, the Acquired Fund will distribute to its shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the applicable class received by the Acquired Fund pursuant to paragraph 1.1, and will, promptly thereafter, terminate in accordance with the applicable laws of the State of Delaware and the federal securities laws. Such distribution and termination will be accomplished, with respect to the Acquired Fund’s Shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund Shares in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited shall be equal to the aggregate value of the applicable class of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund’s existence is terminated pursuant to paragraph 1.5.

2. VALUATION

2.1. The value of the Acquired Fund Assets and the amount of the Acquired Fund Liabilities hereunder shall be computed as of the close of business on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using available market quotations in accordance with the valuation procedures currently in use by the Acquiring Fund.

2.2. The value of the Acquired Fund Assets and the amount of the Acquired Fund Liabilities, and the net asset value of the Acquiring Fund Shares shall be computed as of the Valuation Date based on the valuation procedures that have been adopted by the Corporation, on behalf of the Acquiring Fund.

2.3. The number of Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Acquired Fund Assets and the assumption of the Acquired Fund Liabilities shall be determined with respect to each such class by dividing the value of the Acquired Fund Assets with respect to such class, and the amount of the Acquired Fund Liabilities with respect to such class, computed using the same valuation procedures referred to in paragraph 2.2 by the net asset value of one Acquiring Fund Share of the class, also determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by the Acquired Fund’s designated record keeping agent.

3. CLOSING AND CLOSING DATE

3.1. The Closing Date shall be [    ], 2012, or such other date as the Parties may mutually agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquired Fund or at such other time and/or place as to which the Parties may mutually agree in writing.

3.2. The Acquired Fund shall direct the Custodian of the Acquired Fund (the “Acquired Fund Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund’s portfolio securities, cash, and any other assets (“Assets”) shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund.

3.3. The Acquired Fund shall direct its transfer agent (the “Transfer Agent”) to deliver, on behalf of the Acquired Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

3.4. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust or the Board of Directors of the Corporation, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1. The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is duly organized as a series of the Trust, which is a statutory trust duly organized and validly existing under the laws of the State of Delaware, with power under the Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933 (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

(d) Each current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Trust’s Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(g) The Acquired Fund has no material contracts or other commitments (other than this Reorganization Plan) that will be terminated with liability to it prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The financial statements and financial highlights of the Acquired Fund as of and for the year ended March 31, 2012 have been audited by Ernst & Young LLP, an independent registered public accounting firm. Such statements are in accordance with GAAP, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the balance sheet or in the notes thereto;

(j) Since March 31, 2012, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change, unless the conditions set forth in paragraph 2.2 are not satisfied;

(k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and, on or prior to the Closing Date, will have declared and paid as dividends all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gain (as defined in the Code) such that the Acquired Fund will have no tax liability under Section 852 or Section 4982 of the Code for any taxable year, including the taxable year ending on the Closing Date;

(m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n) The adoption and performance of this Reorganization Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Reorganization Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, or any successor organization thereto), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

4.2. The Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is duly organized as a series of the Corporation, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Corporation’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Corporation is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Fund, are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Corporation’s Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) The financial statements of the Acquiring Fund as of and for the fiscal period ended March 31, 2012. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the balance sheet or in the notes thereto;

(i) Since September 30, 2012, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change, unless the conditions set forth in paragraph 2.2 are not satisfied;

(j) On the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, such that the Acquiring Fund will have no tax liability under Section 852 or Section 4982 of the Code for any prior taxable year, and will distribute all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gain (as defined in the Code) for the taxable year including the Closing Date, such that the Acquiring Fund will have no tax liability under Section 852 or Section 4982 of the Code for the current taxable year;

(l) All issued and outstanding Acquiring Fund Shares are, and on the fully paid and non-assessable by the Corporation and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m) The adoption and performance of this Reorganization Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of the Corporation, on behalf of the Acquiring Fund and this Reorganization Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Reorganization Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Corporation;

(o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p) That insofar as it relates to Corporation or the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. To the extent required by applicable law, the Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Reorganization Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Acquired Fund covenants that the Acquiring Fund Shares of each class to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Reorganization Plan.

5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.5. Subject to the provisions of this Reorganization Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Plan.

5.6. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares of each class received at the Closing.

5.7. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Reorganization Plan as promptly as practicable.

5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Reorganization Plan.

5.9. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the performance by the Corporation, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Acquiring Fund and the Corporation contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. The Corporation and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Corporation and the Acquiring Fund on or before the Closing Date; and

6.3. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the Acquired Fund and the Acquired Fund contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Acquired Fund and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Acquired Fund or the Acquired Fund on or before the Closing Date;

7.3. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.4. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Reorganization Plan shall, at its option, not be required to consummate the transactions contemplated by this Reorganization Plan:

8.1. The Reorganization Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust’s Declaration of Trust, By-laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Reorganization Plan or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. Dechert LLP shall deliver an opinion addressed to the Trust and the Corporation substantially to the effect that, based upon certain facts, assumptions, and representations (including without limitation the receipt by Dechert LLP of representations it shall request of the Trust and the Corporation): (i) the Reorganization will constitute a tax-free reorganization under Section 368(a) of the Code; (ii) the Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code; (iii) the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization; (iv) the Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund; (v) the adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange; (vi) the Acquiring Fund’s holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset); (vii) the Acquired Fund Shareholders will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for the Acquired Fund Shares; (viii) the aggregate basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund Shares surrendered by the Acquired Fund Shareholder in exchange therefor; and (ix) an Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the Reorganization will include the holding period during which the Acquired Fund Shareholder held the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of the Reorganization. Notwithstanding anything herein to the contrary, the Parties may not waive the condition set forth in this paragraph 8.5.

9. BROKERAGE FEES AND EXPENSES

9.1. The Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. Security Investors, LLC shall bear the expenses relating to the proposed Reorganization. The expenses of the Reorganization shall include, but not be limited to, preparation of the Registration Statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials on Form N-14, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders’ meeting.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

The representations, warranties and covenants contained in this Reorganization Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11. TERMINATION

This Reorganization Plan and the transactions contemplated hereby may be terminated and abandoned either by resolution of the Board of Trustees of the Trust or the Board of Directors of the Corporation, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board of Trustees or the Board of Directors, make proceeding with the Reorganization Plan inadvisable.

12. AMENDMENTS; WAIVER

This Reorganization Plan may be amended, modified or supplemented in such manner as may be mutually agreed to in writing by the Parties; provided, however, that following any meeting of the shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Reorganization Plan, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Reorganization Plan to the detriment of such shareholders without their further approval.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of Trustees of the Trust or the Board of Directors of the Corporation if, in the judgment of either and upon the advice of counsel, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquired Fund or the Acquiring Fund, as the case may be.

13. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1. The Article and paragraph headings contained in this Reorganization Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Plan.

13.2. This Reorganization Plan shall be governed by and construed in accordance with the laws of the State of Kansas without regard to its principles of conflicts of laws.

13.3. This Reorganization Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Plan.

13.4. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Board of Trustees of the Trust and the Board of Directors of the Corporation have caused this Reorganization Plan to be approved on behalf of the Acquiring Fund and the Acquired Fund.

SECURITY INCOME FUND

By:
Name: [ ]
Title: [ ]

RYDEX SERIES FUNDS

By:
Name: [ ]
Title: [ ]

Appendix B – Previous Investment Program of the Acquired Fund

The investment objective, strategies and risks below for the Acquired Fund remained in effect through October 1, 2012.

Investment Objective – The Fund seeks to maximize total return by taking advantage of price movements in the U.S. Treasury bond market.

Principal Investment Strategies of Investing in the Fund – The Fund seeks to achieve its investment objective by investing in accordance with a highly quantitative investment model that is designed to identify a short-term interest rate outlook expressed in terms of exposure to the U.S. Treasury bond market. It is expected that the model will enable the Fund to potentially benefit from interest rate trends while also enabling it to take advantage of short-term deviations in such trends.

In executing this strategy, the Fund’s sub-advisor, American Independence Financial Services, LLC, manages the investment model to determine an interest rate outlook. The model evaluates and ranks factors in 3 primary categories: (1) economic outlook based on various macro-economic factors; (2) inflationary expectations based on such factors as precious metals, commodities and other price movements; and (3) investor psychology as demonstrated by the level of market reaction not explained by the economic outlook and inflationary expectations. The interest rate outlook generated by the model determines the portfolio’s target duration ranging from fully bullish, with a target duration of approximately 11 years, to fully bearish, with a target duration of approximately negative 11 years. If the outlook is indeterminate, the Advisor will target a neutral portfolio duration of approximately 5.5 years. A neutral portfolio seeks to generate a return that is representative of the return of the overall Treasury market. Intermediate levels also may be established based on the interest rate outlook. The Sub-Advisor sends the model’s signals to the Advisor and the Advisor reviews the rate outlook determined by the model monthly to both manage risk and to seek to take advantage of short-term deviations in the general business cycle trend in interest rates.

On a day-to-day basis, the Fund invests substantially all of its net assets in cash, U.S. Treasury Bills, Notes, and Bonds as well as futures linked to those instruments, and exchange-traded funds (“ETFs”). The Fund also may invest in options, futures and swap agreements to hedge the Fund’s exposure to U.S. Treasury securities and for non-hedging purposes, such as to manage the effective duration of the portfolio or as a substitute for direct investment. By focusing primarily on U.S. Treasury securities and Treasury-related futures and ETFs, the strategy minimizes or eliminates the risks (prepayment, currency, liquidity, etc.) inherent in many other fixed income management approaches. While the Fund anticipates investing in these instruments to seek to achieve its investment objective, the extent of the Fund’s investment in these instruments may vary from day to day depending on a number of different factors, including price, availability, and general market conditions. The Fund’s use of derivatives and the leveraged investment exposure created by such use may be significant at times. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. The Fund also may engage in frequent and active trading or portfolio investments to achieve its investment objective.

Principal Risks of Investing in the Fund – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Counterparty Credit Risk – The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund’s investment.

Derivatives Risk – The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. When used to generate leveraged exposure, the Fund’s investments in derivatives may expose the Fund to potentially dramatic losses (or gains) in the value of the derivative instruments. The Fund could lose more than the principal amount invested.

Early Closing Risk – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

Fixed Income Risk – The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund’s investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

Investment in Investment Companies Risk – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses.

Investment Technique Risk – Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Market Risk – The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money.

Portfolio Turnover Risk – The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

Repurchase Agreement Risk – The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Trading Halt Risk – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.

B-2

Appendix C – Absolute Return Strategic Composite Performance

The table below sets forth data relating to the historical performance of the Absolute Return Strategic Composite (the “Absolute Return Composite”), a composite of all of the separate investment advisory accounts managed by Guggenheim Investments since September 1, 2007, which have substantially similar investment objectives, policies and strategies as the Acquiring Fund (the “Fund”) and the strategies currently used by the Acquired Fund.

The performance information for the Absolute Return Composite is the gross total return as adjusted to reflect all applicable account fees and expenses including the highest advisory fee charged to the Guggenheim Investments’ private advisory accounts. To the extent that the operating expenses incurred by the private advisory accounts are lower than the expected operating expenses of the Fund, the performance results of the Absolute Return Composite would be greater than what Fund performance would have been. The accounts in the Absolute Return Composite were not mutual funds and, thus, were not subject to the requirements of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code, which, if imposed, could have affected their performance. The performance of the Absolute Return Composite was calculated in compliance with the Global Investment Performance Standards (GIPS®) maintained by the CFA Institute.

THE INVESTMENT RESULTS PRESENTED BELOW ARE NOT THOSE OF THE FUND and are not intended to predict or suggest returns that might be experienced by the Fund or an individual investor having an interest in the Fund. These total return figures represent past performance and do not indicate future results, which will vary, sometimes dramatically, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2011

	Composite	Index[1]
Past One Year	5.97%	0.27%
Past Three Years	18.86%	0.53%
Past Five Years	N/A	N/A
Since September 1, 2007[2]	8.68%	1.70%

Calendar Year Total Returns

	Composite	Index[1]
2011	5.97%	0.27%
2010	20.08%	0.33%
2009	31.96%	0.99%
2008	-15.95%	3.83%
[1]

The Bank of America Merrill Lynch 3 month LIBOR Constant Maturity Index is an unmanaged index of 3 month constant maturity dollar-denominated deposits derived from interest rates on the most recent available dollar-denominated deposits.

[2]	Inception date of the Composite.

The performance information shown above for the Absolute Return Composite is based on a calendar year. The year-to-date return for the period from January 1, 2012 through June 30, 2012 is 7.05%.

C-2

Appendix D – Additional Information About the Acquiring Fund

This Appendix contains additional information regarding the Acquiring Fund. Although a substantial amount of the information also applies to the Acquired Fund, additional information regarding the Acquired Fund is included in the Acquired Fund’s prospectuses, which are incorporated by reference into this Proxy Statement/Prospectus. A free copy of the Acquired Fund’s prospectuses may be obtained, without charge, by writing to Rydex Series Funds, at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 or calling (800) 820-0888.

Portfolio Management

The Portfolio Managers oversee the day-to-day operations of the Acquiring Fund:

B. Scott Minerd, Chief Investment Officer of Guggenheim Investments and its affiliate, Guggenheim Investment Management, LLC (“GIM”), and a managing partner of Guggenheim Partners. Mr. Minerd is also a portfolio manager for the Guggenheim Build America Bonds Managed Duration Trust, an SEC registered closed-end fund. Mr. Minerd joined Guggenheim in May 1998. Mr. Minerd guides the investment strategy of the sector portfolio managers. Mr. Minerd holds a B.S. in Economics from the Wharton School of the University of Pennsylvania.

Anne B. Walsh, Senior Managing Director of Guggenheim Investments. Ms. Walsh is also portfolio manager for the Guggenheim Build America Bonds Managed Duration Trust, an SEC registered closed-end fund. Ms. Walsh joined Guggenheim Investments in 2007. Prior to joining Guggenheim Investments, she was Senior Vice President and the Chief Investment Officer for Reinsurance Group of America, where she was employed from 2000 to 2007. Ms. Walsh received her B.S.B.A. and M.B.A. from Auburn University and her J.D. from the University of Miami School of Law.

Kevin H. Gundersen, Managing Director & Portfolio Manager of Guggenheim Investments. Mr. Gundersen joined Guggenheim in 2002. Currently, he leads an industry team which is focused on investing across the capital structure in the media, telecommunications and technology sectors. Mr. Gundersen received his A.B. from Harvard University.

James Michal, Vice President and Portfolio Manager of Guggenheim Investments. Mr. Michal joined Guggenheim in 2008 and he assists in the management of the firm’s portfolios dedicated to opportunistic strategies in structured finance. Mr. Michal is a Vice President and Co-Portfolio Manager for Guggenheim’s Structured Credit Opportunistic Mandates. Mr. Michal is responsible for the day-to-day risk monitoring of the assets and performs credit analysis and trade execution for new securities. Prior to joining Guggenheim, Mr. Michal was an Associate in Wachovia’s structured finance division. Mr. Michal successfully contributed to a total of 11 completed transactions raising approximately $4.3 billion of capital. Prior to his time in structured credit products, he was an Analyst in Wachovia’s corporate credit division focusing on portfolio management and loan syndications. Mr. Michal earned a BSBA in Finance and International Business from Georgetown University.

The Statement of Additional Information of the Acquiring Fund dated March 1, 2012 provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of fund shares.

Buying, Selling and Exchanging Fund Shares

Class A Shares and Class C Shares are offered primarily through authorized securities brokers and other financial intermediaries.

Institutional Class Shares are offered directly through Rydex Fund Services, LLC (the “Transfer Agent”) and also through authorized securities brokers and other financial intermediaries.

Eligible investors for Institutional Class Shares include the following:

—	Investors who invest a minimum amount of $2,000,000 in Institutional Class Shares of the Fund;
—	Employee benefit plan programs that have at least $25 million in plan assets;
—	Broker-dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Fund via omnibus accounts;
—	Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Fund via omnibus accounts;
—	Internal Revenue Code Section 529 college savings plan accounts;
—	Funds of Funds advised by the Investment Manager or its affiliates;
—	Funds of Funds advised by unaffiliated investment advisers; and
—	Institutions that invest the minimum initial investment amount in the Fund.

If you are deemed to be an “eligible investor” by virtue of an initial investment in the Fund in an amount of $2,000,000 or more, your account may be subject to a minimum account balance requirement of $1,000,000. The Fund reserve the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Fund at their discretion.

The Institutional Class of the Fund has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.

The investor eligibility requirements, the minimum initial investment and account balance requirements for purchases of Institutional Class Shares may be amended from time to time as reflected in the Fund’s then-current prospectus and Statement of Additional Information.

Opening Your Account —You will need to open a Guggenheim Investments shareholder account to make share transactions – buy, sell or exchange shares of the Fund. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You may also visit the “Customer Service Center” tab of www.rydex-sgi.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Guggenheim Investments.

Tips To Successfully Complete Your Account Application

1.	You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.
2.	Attach a copy of the trust document when establishing a trust account.
3.

When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

4.

You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

5.	Be sure to sign the application.
6.

If you open an account directly with Guggenheim Investments you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

Transaction Information — This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (“Business Day”). The Fund’s NAV is calculated as of the close of trading on each day the NYSE is open (usually 4:00 p.m. Eastern Time). On any day that the NYSE closes early – or as otherwise permitted by the U.S. Securities and Exchange Commission (the “SEC”) – the Fund reserves the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. On any day that the Fund calculates NAV earlier than normal, Guggenheim Investments reserves the right to advance the time on that day by which shareholder transaction orders must be received by the Transfer Agent. The NYSE holiday schedule is included in the Statement of Additional Information and Guggenheim Investments will post advance notice of early closings at www.rydex-sgi.com.

Transaction Cut-Off Times — All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Fund’s Transfer Agent, Rydex Distributors, LLC (the “Distributor”), or authorized dealer, subject to any applicable sales charge. The following transaction cut-off times have been established in order to allow the Transfer Agent appropriate time to report the current day’s trading activity to the Investment Manager. Any application that is sent to the Transfer Agent does not constitute a purchase order until the Transfer Agent processes the application and receives correct payment by check, wire transfer or ACH.

METHOD	CUT-OFF TIME
By Mail	Market Close
By Phone	Market Close
By Internet	Market Close
By Financial Intermediary	Market Close*
*	Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.

Transactions Through Your Financial Intermediary — If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary, which requires that the financial intermediary receives your order before the financial intermediary’s cut off time, will be processed at the Fund’s next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Authorized financial intermediaries of the Fund may also designate further intermediaries to accept purchase and redemption orders on behalf of the Fund. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

Sales Charges

Class A Shares — Class A Shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. The NAV plus the sales charge is the “offering price.” However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $50,000	4.75%	4.99%
$50,000 to $99,999	3.75%	3.90%
$100,000 but less than $249,999	2.75%	2.83%
$250,000 but less than $999,999	1.75%	1.78%
$1,000,000 or greater	None*	None*

*    For investments of $1 million or more, Class A Shares are sold at NAV, without any up-front sales charge. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% contingent deferred sales charge (“CDSC”) based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your financial intermediary has entered into such an arrangement, contact your financial intermediary directly.

H-Class shareholders of the Acquired Fund should note that if the Reorganization is consummated, they will become Class A shareholders of the Acquiring Fund and will be able to purchase Class A shares without a sales load.

How To Reduce Your Sales Charge — You may be eligible to purchase Class A Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the Statement of Additional Information. Consistent with the policies described in this Prospectus, you and your family may combine your Fund holdings to reduce your sales charge.

1.

Rights of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A Shares, you may combine your new purchases of Class A Shares with the shares of any other Class A Shares or Class C Shares of Rydex Series Fund and Rydex Dynamic Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund (offered in a separate prospectus) that you already own. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A and Class C Shares that you own. Additionally, you may combine simultaneous purchases of Class A Shares of one Rydex Series Fund, Rydex Dynamic Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund or Security Mid Cap Growth Fund with Class A Shares of any other Rydex Series Fund, Rydex Dynamic Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund or Security Mid Cap Growth Fund to reduce the sales charge rate that applies to the purchase of Class A Shares of any Rydex Series Fund, Rydex Dynamic Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund or Security Mid Cap Growth Fund. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

2.

Letters of Intent. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A Shares of Rydex Series Funds, Rydex Dynamic Funds, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund or Security Mid Cap Growth Fund during a 13-month period. At your written request, Class A Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund’s Transfer Agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

A LOI may be revised during the 13-month period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A LOI may be obtained from the Fund.

3.

Reinstatement Privilege. If you have redeemed Class A Shares of any Rydex Series Fund, Rydex Dynamic Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund or Security Mid Cap Growth Fund within the past 30 days, you may repurchase an equivalent amount of Class A Shares of any Rydex Series Fund, Rydex Dynamic Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund or Security Mid Cap Growth Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 30 days of your redemption.

Sales Charge Waivers — Class A Shares of the Fund may be purchased at NAV by the following individuals:

—	Existing shareholders of Class A Shares of the Fund who held H-Class shares of the Flexible Strategies Fund prior to its reorganization with and into the Fund;
—	Directors and officers of the Fund or any other mutual funds managed by the Investment Manager or one or more of its affiliates;
—

Directors, officers and employees of the Investment Manager or Distributor and their affiliates; directors, officers and employees of Security Benefit Life Insurance Company; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews;

—	Any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
—	Retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and
—

Officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.

—	A registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of investors;
—

A certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” is imposed;

—

Class A Shares of the Fund may be purchased by customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager where such contract provides for the waiver of the front-end sales charge; and

—

When the purchase is made by retirement plans that: (1) buy shares of the Fund worth $50,000 or more; (2) have 100 or more eligible employees at the time of purchase; (3) certify it expects to have annual plan purchases of shares of the Fund of $200,000 or more; (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Fund relating to such plans; (5) have at the time of purchase, aggregate assets of at least $1,000,000 (purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of purchase).

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a fund not in the Family of Funds where those shares were subject to a front-end sales charge (sometimes called a NAV Transfer).

Sales Charge Exceptions — You will not pay initial sales charges on the following:

1.	Class A Shares purchased by reinvesting dividends and distributions.
2.

When exchanging Class A Shares of one Fund for Class A Shares of another Rydex Series Fund, Rydex Dynamic Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund or Security Mid Cap Growth Fund.

Class C Shares — Class C Shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your initial purchase price or current market value, whichever is lower. Shares that are not subject to the CDSC are redeemed first. Then, shares held the longest will be the first to be redeemed. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. If your intermediary has entered into arrangements with the Distributor to forego receipt of that initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem your Class C Shares. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.

Waiver of CDSC — The Distributor will waive the deferred sales charge (when applicable) under the following circumstances:

—	An initial 1.00% sales commission was not paid to the intermediary at the time of purchase;
—	Upon the death of the shareholder ;
—

In connection with the required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”);

—	In connection with distributions from retirement plans qualified under Section 401(a), 401(k), 403(b) of the Internal Revenue Code for:
—	returns of excess contributions to the plan;
—	retirement of a participant in the plan;
—	a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge);

—	financial hardship (as defined in regulations under the Internal Revenue Code) of a participant in a plan;
—	termination of employment of a participant in a plan;
—	any other permissible withdrawal under the terms of the plan.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

BUYING FUND SHARES

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 3 business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Fund’s transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The minimum investment for each class of each Fund is listed in the “Fund Summary.”

Purchases of Class C Shares of the Fund requested in an amount of $1,000,000 or more will be automatically made in Class A Shares of the Fund.

Shares acquired on or after January 1, 2012 are generally considered covered shares. The Fund must report cost basis information to you and the Internal Revenue Service (“IRS”) when covered shares are redeemed. The Fund will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing, to use another method. If you wish to choose another default cost basis method for your account you may select among: FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Fund is not required to report cost basis information to you or the IRS.

Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules.

For additional discussion of the average cost method, see “Redemption Procedures.”

Purchase Procedures — The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH to the Fund for accounts opened directly. The Fund does not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Fund typically does not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund. Any payment instrument not accepted generally will be returned to you within twenty-four (24) hours of Fund management’s determination to not accept such instrument, but in no event later than 3 Business Days after such determination.

Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:

	Initial Purchase	Subsequent Purchases
BY MAIL IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request a Retirement Account Investor application kit.

Complete the account application that corresponds to the type of account you are opening.

• Make sure to designate the Fund(s) you want to purchase.

• Make sure your investment meets the account minimum.

Complete the Guggenheim Investments investment slip included with your quarterly statement or send written purchase instructions that include:

• your name

• your shareholder account number

• the Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.

Include the name of the Fund(s) you want to purchase on your check.

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Mail your application and check to:	Mail your application and check to:
Mailing Addresses:
	Standard Delivery	Standard Delivery
	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567
	Initial Purchase	Subsequent Purchases
BY WIRE Guggenheim Investments Client Services phone number: 800.820.0888 or 301.296.5100

Complete and submit the account application that corresponds to the type of account you are opening.

Contact Client Services at 800-820-0888 to obtain your new account number.

Use the Wire Instructions below to send your wire.

• Make sure to designate the Fund(s) you want to purchase.

• Make sure your investment meets the account minimum.

Be sure to designate in your wire instructions the Fund(s) you want to purchase.

To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments

Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:

• Account Number

• Fund Name

• Amount of Wire

• Fed Wire Reference Number (upon request)

You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:

U.S. Bank

Cincinnati, OH

Routing Number: 0420-00013

For Account of: Guggenheim Investments

Account Number: 48038-9030

[Your Name]

[Your shareholder account number]

[Your fund designation]

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the U.S. Government Money Market Fund, which is offered in a separate prospectus.

BY ACH (FAX) Guggenheim Investments Fax number: 301.296.5103	Initial Purchase (Class A Shares and Class C Shares only)	Subsequent Purchases

Submit a new account application. Be sure to complete the “Electronic Investing via ACH” section. If you are establishing an Individual, Joint, or UGMA/UTMA account, you may fax the application to Guggenheim Investments. All other applications should be mailed.

• Make sure to designate the Fund(s) you want to purchase.

• Make sure your investment meets the account minimum.

Subsequent purchases made via ACH must be a minimum of $20. A maximum of $50,000 is allowed to be purchased via ACH per day. To make a subsequent purchase send written purchase instructions that include:

• your name

• your shareholder account number

• the Fund(s) you want to purchase

• ACH bank information (if not on record).

BY ACH

Purchase payments may be sent via ACH only if you have existing ACH instructions on file.

If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.rydex-sgi.com site, and follow the instructions for adding bank instructions.

Cancelled Purchase Orders — Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:

• if your bank does not honor your check for any reason

• if the Transfer Agent does not receive your wire transfer

• if the Transfer Agent does not receive your ACH transfer

• if your bank does not honor your ACH transfer

If your purchase order is cancelled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund’s NAV decreases in value from the time of your order to the time of its cancellation, the Fund will hold you liable for any losses that it incurs as a result of your cancelled order.

Selling Fund Shares

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund’s next determined NAV calculated after your redemption order is received in good order by the Transfer Agent or your financial intermediary.

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Fund reserves the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price (additional information regarding redemptions in kind is available in the Fund’s Statement of Additional Information). If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

Redemption Procedures — You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments if you opened your account directly with the Fund. The Fund also offers you the option to send redemption orders to Guggenheim Investments by:

MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Attn: Ops. Dept. 200 SW 6th Avenue Topeka, KS 66603-3704
FAX

301.296.5103

If you send your redemption order by fax, you must call Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
BY ACH

Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file.

If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.rydex-sgi.com site, and follow the instructions for adding bank instructions.

A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

1.	your name
2.	your shareholder account number
3.	Fund name(s)
4.	dollar amount or number of shares you would like to sell
5.	whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)
6.	signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

If shareholders choose not to use the default cost basis method of average cost, such shareholders must choose a default cost basis method among FIFO, LIFO or HIFO with respect to their account. Shareholders who choose not to use the default cost basis method (i.e., the average cost basis method) may instead specifically identify the shares to be sold at the time of redemption or exchange. Shareholders using the specific identification method are expected to provide lot selection information along with their redemption or exchange request. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used. Shareholders who wish to use the specific identification method for identifying lots of shares sold, however, are not permitted to use the average cost basis method.

Unless requested otherwise at the time of the transaction, the Fund will redeem or exchange shares in the following order: undated non-covered shares, non-covered shares, followed by covered shares using the method in effect for the account.

Distributions From Qualified Retirement Accounts — Distributions from your tax-qualified plan or individual retirement account (IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

Distributions from 403(b) accounts may require employer or plan administrator approval.

Receiving Your Redemption Proceeds — Your redemption proceeds normally will be sent within seven days of the Transfer Agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.

All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.

If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a signature guarantee and may not be faxed. Otherwise, your account may be subject up to a 10 Business Day hold before the redemption is processed.

SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Fund.

Uncashed Check Policy — Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.

For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the U.S. Government Money Market Fund, which are offered in a separate prospectus. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.

For partial redemption checks, the proceeds will be deposited into shares of the U.S. Government Money Market Fund.

Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.

Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.

For checks returned in the mail, the Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.

Low Balance Accounts — (Classes other than the Institutional Class shares.) To offset the administrative expense of servicing small accounts, the Fund may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Fund may redeem your shares if the value of your account falls below the required minimum account balance. However, the Fund will provide you with at least 30 days’ written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

Exchanging Fund Shares — An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of shares of the Fund for corresponding shares of any other Fund within the Family of Funds on the basis of the respective NAVs of the shares involved.

Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Fund’s Transfer Agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.

The exchange privilege may be modified or discontinued at any time.

Exchange Procedures — You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send exchange requests to Guggenheim Investments by:

MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Attn: Ops. Dept. 200 SW 6th Avenue Topeka, KS 66603-3704
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments web site - Visit www.traderydex.com

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

—	your name

—	your shareholder account number
—	Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)
—	dollar amount, number of shares or percentage of Fund position involved in the exchange
—	signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

Dollar-Cost Averaging — Shareholders may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one Fund to one or more other Funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles.

Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses. Shareholders should contact Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous Business Day.

The Investment Manager will make exchanges until the value of the shareholder’s account is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.

Account Policies

Shareholder Identification And Verification — Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Fund may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.

Guggenheim Investments provides accounts for U.S. citizens and resident aliens. We will not open a new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold shares of the Fund through a financial intermediary, subject to that financial intermediary’s requirements.

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Changes To Your Account — For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Guggenheim Investments web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

Transactions Over Telephone Or Internet — Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Fund has instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund nor its Transfer Agent are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.

Statements & Confirmations — You will receive statements and trade confirmations of your investment transactions. You may choose to receive your confirmations and/or statements either by mail or electronically (see eDelivery Services, below).

eDelivery Services — eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments web site at www.rydex-sgi.com. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

Guggenheim Investments Express Line – 1(800) 717-7776. You may access information about the Fund and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Guggenheim Investments account.

Service And Other Fees — Guggenheim Investments may charge the following administrative fees on accounts held directly through the Fund’s Transfer Agent for services associated with the following:

—	$15 for wire transfers of redemption proceeds under $5,000
—	$50 on checks returned for insufficient funds
—	$25 to stop payment of a redemption check within 10 Business Days of the settlement date
—	$15 for standard overnight packages (fee may be higher for special delivery options)
—	$25 for bounced draft checks or ACH transactions
—	$15 per year for low balance accounts (applicable to Class A and C shares)
—

Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.

Retirement Account Fees — An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), Simple, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), Simple and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged.

Market Timing/Short-Term Trading — The Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Fund. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Fund does not accommodate frequent purchases and redemptions. Consequently, the Board of Directors has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund.

For purposes of applying the Fund’s policies, the Investment Manager may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Fund. Further, the Fund reserves the right to reject any purchase request for any reason without prior notice if the Investment Manager believes that the trading activity would be disruptive or harmful to the Fund.

The restriction on “round trip transfers” is waived for, and no restrictions are applied to, transfers, purchases and redemptions of the Fund by certain “funds of funds” within the Fund’s group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Fund’s objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Fund.

In its sole discretion, the Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the Fund may aggregate transfers made in two or more transaction that the Fund believes are connected (for example, two transactions by the same owner, or by spouses, or by different partnerships or corporations that are under common control, etc.).

Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Fund and may be cancelled or revoked by the Fund by the close of business on the next Business Day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund’s access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to shares held through such omnibus arrangements (which may represent a majority of the Fund’s shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Rights Reserved By The Fund — The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Distribution and Shareholder Services

Class A Shares — The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Class A Shares that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution-related services (“Service Providers”). The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

Class C Shares — The Fund has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act, applicable to Class C Shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s average daily net assets. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year’s distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

Compensation to Dealers — The Investment Manager, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the Fund’s expense tables in this Prospectus. These payments may be made, at the discretion of the Investment Manager, to certain dealers who have sold shares of the Fund. The level of payments made to dealers will generally vary, but may be significant. The Investment Manager determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer’s sales, assets, share class utilized and the quality of the dealer’s relationship with the Investment Manager. The Investment Manager periodically determines the advisability of continuing these payments. The Investment Manager may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Fund that are conducted by dealers. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Fund.

Dividends and Taxes

The Fund declares dividends from its investment income monthly. The Fund pays its shareholders dividends from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments. Please see “Uncashed Check Policy” above for more information concerning uncashed dividend and distribution checks.

Tax on Distributions — Fund dividends and distributions are taxable to shareholders whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If the Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared.

Your share of interest earned by the Fund from bonds and other debt securities will be taxed at ordinary income rates. The Fund has “short-term capital gains” when it sells assets within one year after buying it. Your share of the Fund’s net short-term capital gains will also be taxed at ordinary income rates. The Fund has “long-term capital gains” when it sells assets that it has owned for more than one year. Distributions designated by the Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.

The Fund will mail you information concerning the tax status of the distributions for each calendar year early the following year.

Taxes on Sales, Redemptions or Exchanges — You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares for one year or less, at the time of the sale, redemption or exchange.

If your tax basis in your shares exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

The tax cost basis for shares purchased on or after January 1, 2012, and subsequently redeemed or exchanged, will generally be reported to shareholders and the IRS on Form 1099B beginning with the 2012 tax year. For such covered shares, unless shareholders request that the Fund provide calculations using a different available method, the Fund will use the average cost method as its default method for reporting cost basis information.

Back-up Withholding — The Fund may be required to withhold federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2012) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the Internal Revenue Service that you are subject to back-up withholding. Back-up withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.

Foreign Shareholders — Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the Statement of Additional Information.

You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the Statement of Additional Information for additional tax information.

Determination of Net Asset Value

The NAV of the Fund is computed as of the close of regular trading hours on the NYSE (normally 4:00 p.m. Eastern Time) on days when the NYSE is open. The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If portfolio investments of the Fund are traded in markets on days when the NYSE is not open, the Fund’s NAV may fluctuate on days when investors cannot purchase or redeem shares.

Foreign securities are valued based on quotations from the primary market in which they are traded and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares. Therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Fund.

Portfolio securities and other investments are generally valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with the Fund’s valuation procedures. The types of securities for which such fair value pricing may be required include: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Investment Manager makes such determinations in good faith in accordance with the Fund’s valuation procedures, with the goal of accurately reflecting the current value of the Fund’s portfolio holdings in the Fund’s net asset value per share. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

Shareholder Services

Systematic Withdrawal Plan — (Not available for the Fund’s Institutional Class shares.) Shareholders who wish to receive regularly scheduled payments may establish a Systematic Withdrawal Plan. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.rydex-sgi.com website. Shares are liquidated at NAV. The Program may be terminated upon notification, or it will terminate automatically if all shares are liquidated or redeemed from the account.

A shareholder may establish a Systematic Withdrawal Plan (“Plan”) with respect to Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in the 12-month period, beginning on the date the Plan is established, exceed 10% of the value of the account on that date (“Free Systematic Withdrawals”). Free Systematic Withdrawals are not available if a Plan established with respect to Class C shares provides for withdrawals in excess of 10% of the value of the account in any Plan year, and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under “Class C Shares.” A Systematic Withdrawal Plan form may be obtained from the Fund.

Exchange Privilege — Shareholders of the Fund may exchange their shares for shares of another Fund or for shares of other funds distributed by the Distributor. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including the Fund’s right to reject any order to purchase shares.

Shares of a particular class of the Fund may be exchanged only for shares of the same class of another available Fund. In addition, shareholders should note that Class A shares may be exchanged for Institutional Class shares of Fund distributed by the Distributor if the shareholder meets the minimum initial investment and the specific eligibility requirements, which may be described in a different prospectus. Shareholders should consult that prospectus prior to making such an exchange. A copy of the prospectus may be requested by contacting the Fund’s Distributor.

Institutional Class shareholders of the Fund may exchange their shares for Institutional Class shares or for Class A shares of other funds in the Family of Funds distributed by the Fund’s Distributor. Class A shares will be subject to all the Class A share conditions, including applicable sales charges.

Exchanges may be made only in those states where shares of the Fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the Fund into which an exchange is made will be given to each shareholder exercising this privilege.

The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

A shareholder may exchange shares by telephone by calling the Fund at 1-800-820-0888, on weekdays (except holidays) between the hours of 8:30 pm and 5:30 pm Eastern Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 p.m. Eastern Time) will be treated as if received on the next Business Day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing may be changed or discontinued at any time by either the Investment Manager or the Fund upon 60 days’ notice to shareholders.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt the Fund’s performance and its other shareholders, the Fund reserves the right to limit the amount or number of exchanges or discontinue this privilege if (1) the Fund or the Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Fund also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.

Exchanges into the Rydex ½ SGI U.S. Government Money Market Fund. The Fund’s shares may be exchanged into the Money Market Class Shares of the Rydex ½ SGI U.S. Government Money Market Fund, which is offered in a separate prospectus that you can obtain upon request and that you should consult prior to an exchange. The Money Market Class Shares of the Rydex ½ SGI U.S. Government Money Market Fund have no distribution and shareholder service (12b-1) fees, initial (up-front) sales charges, initial investment minimum and minimum balance requirements.

If your investment in Class A or Class C shares of the Fund is subject to a deferred sales charge at the time of the exchange, shareholders should note that no deferred sales charge will be incurred on the exchange itself. However, redemptions from the Rydex ½ SGI U.S. Government Money Market Fund may be subject to such deferred sales charge, as may redemptions from other Funds in which you could later invest, as discussed below.

The period of time during which you hold the Money Market Class Shares of the Rydex ½ SGI U.S. Government Money Market Fund will not be counted toward determining the applicability of the deferred sales charge that can be charged upon redemptions within 12 months of a purchase of Class A or Class C shares.

Accordingly, if your Class A or Class C shares of the Fund are subject to a deferred sales charge at the time of your exchange into the Money Market Class Shares of the Rydex ½ SGI U.S. Government Money Market Fund and you redeem your shares, the deferred sales charge will be assessed at the time you redeem your Money Market Class Shares of the Rydex ½ SGI U.S. Government Money Market Fund.

If your Class A or Class C shares of the Fund are subject to a deferred sales charge at the time of the exchange and you subsequently re-exchange your Money Market Class Shares of the Rydex ½ SGI U.S. Government Money Market Fund for Class A or Class C shares of another Rydex ½ SGI Fund, respectively, the deferred sales charge will not be assessed by the Rydex ½ SGI U.S. Government Money Market Fund at the time of a subsequent exchange. You will not be given credit for the time you held the Money Market Class Shares of the Rydex ½ SGI U.S. Government Money Market Fund, but you will be given credit for the period during which you held Class A or Class C shares of the Fund prior to the exchange of the shares for Money Market Class Shares. Therefore, a deferred sales charge will be based on the period of time you held Class A or Class C shares of the Fund and the other Rydex ½ SGI Funds.

Shareholders should note that, if your initial investment was subject to an initial sales charge, a further exchange of the Money Market Class Shares of the Rydex ½ SGI U.S. Government Money Market Fund will not be subject to a charge at the time of such exchange.

For additional information, see the prospectus for the Rydex ½ SGI U.S. Government Money Market Fund.

General Information

Shareholder Inquiries — Shareholders who have questions concerning their account or wish to obtain additional information may call the Fund (see back cover for address and telephone numbers) or contact their securities dealer. Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources.

Appendix E – Members of the Board of Trustees of Rydex Series Funds and the Board of Directors

of Security Income Fund

Members of the Board of Trustees of Rydex Series Funds (the “Trust”). Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust. Unless otherwise noted, the business address of each Trustee and Officer is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

Name, Address and Age	Position(s) held with the Fund Term of Office and Length of Time Served[1]	Principal Occupation(s) during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director as of August 1, 2012	Other Directorships held by Director
Independent Directors
Donald C. Cacciapaglia[2] (61)	Trustee from 2012 to present.	President and CEO, Security Investors, LLC; President and Chief Administrative Officer, Guggenheim Investments. Prior to February 2010, Channel Capital Group, Inc.: Chairman and CEO.	187	Rydex Dynamic Trust, Rydex Variable Trust, and Rydex ETF Trust; Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund and SBL Fund.
Corey A. Colehour (66)	Trustee from 1993 to present; and Member of the Audit and Governance and Nominating Committees from 1995 to present.	Retired; President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006.	155	Rydex Dynamic Trust, Rydex Variable Trust, and Rydex ETF Trust.
J. Kenneth Dalton (72)	Trustee from 1995 to present; Member of the Governance and Nominating Committees from 1995 to present; Chairman of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	155	Rydex Dynamic Trust, Rydex Variable Trust, and Rydex ETF Trust; Trustee of Epiphany Funds since 2009.

Name, Address and Age	Position(s) held with the Fund Term of Office and Length of Time Served[1]	Principal Occupation(s) during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director as of August 1, 2012	Other Directorships held by Director
John O. Demaret (73)	Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	155	Rydex Dynamic Trust, Rydex Variable Trust, and Rydex ETF Trust.
Werner E. Keller (72)	Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; and Retired from 2001 to 2005.	155	Rydex Dynamic Trust, Rydex Variable Trust, and Rydex ETF Trust.
Thomas F. Lydon, Jr. (52)	Trustee and Member of the Audit, Governance and Nominating Committees from 2005 to present.	President of Global Trends Investments (registered investment adviser) from 1996 to present.	155	Rydex Dynamic Trust, Rydex Variable Trust, and Rydex ETF Trust; Board of Directors of US Global Investors (GROW) since April 1995.
Patrick T. McCarville (70)	Trustee from 1997 to present; Chairman of the Governance and Nominating Committees from 1997 to present; and Member of the Audit Committee from 1997 to present.	Retired. Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010.	155	Rydex Dynamic Trust, Rydex Variable Trust, and Rydex ETF Trust.
Roger Somers (68)	Trustee from 1993 to present; and Member of the Audit and Governance and Nominating Committees from 1995 to present.	Founder and Chief Executive Officer of Arrow Limousine from 1965 to present.	155	Rydex Dynamic Trust, Rydex Variable Trust, and Rydex ETF Trust.

[1]     Directors serve until the next annual meeting or their successors are duly elected and qualified.

[2]     Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor’s parent company.

Members of the Board of Directors of Security Income Fund (the “Company”). Set forth below are the names, ages, position with the Company, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board of the Company. The members of the Board of Directors of the Company serve as Directors for the life of the Company or until retirement, removal, or their office is terminated pursuant to the Company’s Articles of Incorporation.

Name, Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director as of June 8, 2012	Other Directorships held by Director
Independent Directors
Donald A. Chubb, Jr. One Security Benefit Place Topeka, KS 66636-0001 (DOB: 12/14/46)	Lead Independent Director, Chair of Nominating Committee	Director since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. Realtors.	32	SBL Fund; Security Equity Fund; Security Large Cap Value Fund; and Security Mid Cap Growth Fund.
Harry W. Craig, Jr. One Security Benefit Place Topeka, KS 66636-0001 (DOB: 5/11/39)	Director, Chair of Contract Renewal Committee	Director since 2004	Current: Chairman, CEO, & Director, The Craig Group, Inc.; Managing Member of Craig Family Investments, LLC. Prior to, November 2009, Chairman, CEO, Secretary and Director, The Martin Tractor Company.	32	SBL Fund; Security Equity Fund; Security Large Cap Value Fund; and Security Mid Cap Growth Fund.
Penny A. Lumpkin One Security Benefit Place Topeka, KS 66636-0001 (DOB: 8/20/39)	Director, Chair of Audit Committee	Director since 1993	Current: Partner, Vivian’s Gift Shop (Corporate Retail); Vice President, Palmer Companies, Inc. (Small Business and Shopping Center Development); PLB (Real Estate Equipment Leasing).	32	SBL Fund; Security Equity Fund; Security Large Cap Value Fund; and Security Mid Cap Growth Fund.
Maynard F. Oliverius One Security Benefit Place Topeka, KS 66636-0001 (DOB: 12/18/43)	Director	Director since 1998	Current: President and Chief Executive Officer, Stormont-Vail HealthCare.	32	SBL Fund; Security Equity Fund; Security Large Cap Value Fund; and Security Mid Cap Growth Fund.

Name, Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director as of June 8, 2012	Other Directorships held by Director
Jerry B. Farley One Security Benefit Place Topeka, KS 66636-0001 (DOB: 9/20/46)	Director	Director since 2005	Current: President, Washburn University.	32	SBL Fund; Security Equity Fund; Security Large Cap Value Fund; and Security Mid Cap Growth Fund; Westar Energy, Inc.; and CoreFirst Bank and Trust.
Donald C. Cacciapaglia[2] One Security Benefit Place Topeka, KS 66636-0001 (DOB: 7/01/51)	President, Director, and Chairman of the Board	President, Director and Chairman of the Board since 2012	President and CEO, Security Investors, LLC; President and Chief Administrative Officer, Guggenheim Investments. Prior to February 2010, Channel Capital Group, Inc.: Chairman and CEO.	32	Rydex Series Funds, Rydex Dynamic Trust, Rydex Variable Trust, and Rydex ETF Trust; SBL Fund; Security Equity Fund; Security Large Cap Value Fund; and Security Mid Cap Growth Fund.

1  Directors serve until the next annual meeting or their successors are duly elected and qualified.

[2] This Director is deemed to be an “interested person” of the Fund under the 1940 Act, as amended, by reason of his position with the Fund’s Investment Manager and/or the parent of the Investment Manager. This Director is also an officer of the Fund.

Appendix F – Comparison of Fund Investment Policies

Fundamental Policies

The following are fundamental policies of the Funds, and cannot be changed with respect to the Acquired Fund or the Acquiring Fund without the consent of the holders of a majority of the respective Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

	Acquired Fund	Acquiring Fund
Borrowing	The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.	The Fund may not to borrow in excess of 33 1/3% of the Fund’s total assets.
Loans	The Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.	The Fund may not to lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective and policies or (ii) by engaging in repurchase agreements with respect to portfolio securities.
Senior Securities	The Fund may not issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.	The Fund may not to issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time. (A “senior security” generally is an obligation of the Fund that has a claim to the Fund’s assets or earnings that takes precedence over the claims of the Fund’s shareholders.)
Diversification	The Fund is a diversified investment company.	The Fund shall be a “diversified company” as that term is defined under the Investment Company Act of 1940, and as interpreted, modified or applied by government or regulatory authorities having jurisdiction from time to time.
Underwriting	The Fund may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.	The Fund may not to act as underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities.

	Acquired Fund	Acquiring Fund
Concentration	The Fund may not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities, or shares of investment companies. The Fund will not invest 25% or more of the value of its total assets in the shares of one or more investment companies with an affirmative investment policy to invest 25% or more of its assets in the securities of one or more issuers conducting their principal business activities in the same industry, as disclosed in its then-current registration statement.	The Fund may not to invest in an amount equal to, or in excess of, 25% or more of the Fund’s total assets in a particular industry (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing).
Real Estate	The Fund may not purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts).	The Fund may not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this does not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
Commodities	The Fund may not purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectuses and elsewhere in this SAI, from purchasing, selling or entering into futures contracts on commodities or commodity contracts, options on futures contracts on commodities or commodity contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

The Fund may purchase or sell physical commodities to the extent permitted by the Investment Company Act of 1940, and as interpreted, modified or applied by government or regulatory authorities having jurisdiction from time to time, and may purchase or sell physical commodities as a result of entering into futures contracts and options or other instruments thereon or as a result of ownership of securities.

Please note that the Fund must derive at least 90% of its gross income from qualifying sources in order to qualify for favorable tax treatment as a regulated investment company. This requirement will limit the ability of the Fund to invest in commodities. Future guidance by the Internal Revenue Service could also limit the Fund’s ability to gain exposure to commodities through commodity-linked notes or other types of investments.

Interests in Oil, Gas or Other Mineral Programs or Leases	The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

F-2

Non-Fundamental (“Operating”) Policies

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board:

	Acquired Fund	Acquiring Fund
Other Investment Companies	The Fund may not invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.	Except in connection with a merger, consolidation, acquisition, or reorganization, the Fund may not invest in securities of other investment companies, except in compliance with the 1940 Act, and the rules thereunder.
Operating History		The Fund may not invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities.
Options		The Fund may buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options and options on futures, provided that a call or put may be purchased only if after such purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund’s total assets. The Funds may write only covered put and call options.
Liquidity		The Fund may invest up to 15% of their net assets in illiquid securities, which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund was valuing the security.
Control	The Fund may not invest in companies for the purpose of exercising control.	The Fund may not invest in companies for the purpose of exercising management or control.

F-3

Appendix G –Financial Highlights

The financial highlights tables are intended to help you understand the Acquired and Acquiring Funds’ financial performance since inception. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided for the Acquired Fund has been audited by Ernst & Young LLP, whose report, along with the financial statements and related notes, appear in the Fund’s most recent annual reports, which are available upon request. The information about the Acquiring Fund for the fiscal period ended March 31, 2012 is unaudited.

The Acquiring Fund’s Financial Highlights (Unaudited)

	Class A Period Ended March 31, 2012(a)	Class C Period Ended March 31, 2012(a)
Per Share Data
Net asset value, beginning of period	$ 25.00	$ 25.00
Income (loss) from investment operations:
Net investment income(b)	$ 0.64	$ 0.71
Net gain on investments (realized and unrealized)	$ 0.71	$ 0.57

Total from investment operations	$ 1.35	$ 1.28
Less distributions from:
Net investment income	$ (0.41)	$ (0.36)

Total distributions	$ (0.41)	$ (0.36)
Net asset value, end of period	$ 25.94	$ 25.92
Total Return	5.38%	5.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 10,382	$ 1,505
Ratios to average net assets
Net investment income	7.54%	8.46%
Total expenses	2.12%	2.93%
Net Expenses(c)	1.57%	2.34%
Operating Expenses(d)	1.35%	2.10%
Portfolio turnover rate	20%	20%

Institutional Class Period Ended March 31, 2012(a)
Per Share Data
Net asset value, beginning of period	$ 25.00
Income (loss) from investment operations
Net investment income(b)	$ 0.56
Net gain on investments (realized and unrealized)	$ 0.82

Total from investment operations	$ 1.38
Less distributions from:
Net investment income	$ (0.42)

Total distributions	$ (0.42)
Net asset value, end of period	$ 25.96
Total Returns	5.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 26,234
Ratios to average net assets
Net investment income	6.52%
Total expenses	1.57%
Net Expenses(c)	1.09%
Operating Expenses(d)	0.95%
Portfolio turnover rate	20%

(a)	Since commencement of operations: November 30, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Net investment income per share was computed using average shares outstanding throughout the period.
(c)	Net expense information reflects the expense ratios after expense waivers.
(d)	Operating expenses exclude interest expense.

The Acquired Fund’s Financial Highlights

A-Class	Year Ended March 31, 2012	Period Ended March 31, 2011(a)
Per Share Data
Net asset value, beginning of period	$ 24.97	$ 25.00
Income (loss) from investment operations:
Net investment loss(b)	$ (0.31)	$ (0.26)
Net gain (loss) on investments (realized and unrealized)	$ (0.81)	$ 0.50

Total from investment operations	$ (1.12)	$ 0.24
Less distributions from:
Net realized gains	-	$ (0.27)

Total distributions	-	$ (0.27)
Net asset value, end of period	$ 23.85	$ 24.97
Total Return(c)	(4.53%)	0.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 25,536	$ 51,915
Ratios to average net assets
Net investment loss	(1.32%)	(1.35%)
Total expenses	1.51%	1.54%
Portfolio turnover rate	-	-

C-Class
Per Share Data	$ 24.83	$ 25.00
Net asset value, beginning of period
Income (loss) from investment operations
Net investment loss(b)	$ (0.49)	$ (0.40)
Net gain (loss) on investments (realized and unrealized)	$ (0.81)	$ 0.50

Total from investment operations	$ (1.30)	$ 0.10
Less distributions from:
Net realized gains	-	$ (0.27)

Total distributions	-	$ (0.27)
Net asset value, end of period	$ 23.53	$ 24.83
Total Return(c)	(5.24%)	0.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 12,449	$ 15,086
Ratios to average net assets
Net investment loss	(2.06%)	(2.12%)
Total expenses	2.26%	2.30%
Portfolio turnover rate	-	-

H-Class	Year Ended March 31, 2012	Period Ended March 31, 2011(a)
Per Share Data
Net asset value, beginning of period	$ 24.97	$ 25.00
Income (loss) from investment operations
Net investment loss(b)	$ (0.32)	$ (0.26)
Net gain (loss) on investments (realized and unrealized)	$ (0.81)	$ 0.50
Total from investment operations	$ (1.13)	$ 0.24
Less distributions from:
Net realized gains	-	$ (0.27)
Total distributions	-	$ (0.27)
Net asset value, end of period	$ 23.84	$ 24.97
Total Return(c)	(4.53%)	0.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 18,240	$ 47,252
Ratios to average net assets
Net investment loss	(1.32%)	(1.36%)
Total expenses	1.51%	1.54%
Portfolio turnover rate	-	-

Institutional Class
Per Share Data
Net asset value, beginning of period	$ 25.01	$ 25.00
Income (loss) from investment operations
Net investment loss(b)	$ (0.25)	$ (0.21)
Net gain (loss) on investments (realized and unrealized)	$ (0.82)	$ 0.49
Total from investment operations	$ (1.07)	$ 0.28
Less distributions from:
Net realized gains	-	$ (0.27)
Total distributions	-	$ (0.27)
Net asset value, end of period	$ 23.94	$ 25.01
Total Return(c)	(4.28%)	1.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 36,929	$ 37,351
Ratios to average net assets
Net investment loss	(1.06%)	(1.13%)
Total expenses	1.25%	1.30%
Portfolio turnover rate	-	-

(a)	Since commencement of operations: June 30, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Net investment loss per share was computed using average shares outstanding throughout the period.
(c)	Total return does not reflect the impact of any applicable sales charge and has not been annualized.

Appendix H - Ownership Information

As of the Record Date, to the knowledge of each Fund, the name, address, and share ownership of persons who owned of record or beneficially 5% or more of any class of the Funds’ outstanding shares are set forth below:

Flexible Strategies Fund (formerly, the Long Short Interest Rate Strategy Fund)

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*

Macro Opportunities Fund

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*

*	On a pro forma basis, assuming that the value of the shareholder’s interest in the Fund on the date of consummation of the Reorganization is the same as on the Record Date.

PROXY CARD	small barcode here
Flexible Strategies Fund
(formerly, the Long Short Interest Rate Fund) Rydex Series Funds

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 10, 2012

The undersigned hereby appoint(s) Amy Lee, Elisabeth Miller and Nick Bonos, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the Flexible Strategies Fund (formerly, the Long Short Interest Rate Strategy Fund) (the “Acquired Fund”) which the undersigned is entitled to vote at the Special Meeting of Acquired Fund shareholders to be held at the executive offices of Rydex Series Funds, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, December 10, 2012 at 1 p.m. Eastern time and at any adjournment(s) or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

SHAREHOLDER REGISTRATION PRINTED HERE (shows through lower window on outbound envelope)

This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement/prospectus that the proxy card accompanies.

NOTE: red dotted line boxes are placeholders and are not printed on the final ballots

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-814-9324. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

SIGNAT URE DATE SIGNATURE (if held jointly) DATE

THREE OPTIONS FOR VOTING YOUR PROXY

1. Internet

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

2. Phone	Simply dial toll-free 1-800-814-9324 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.
3. Mail	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 10, 2012

The proxy statement for this meeting is available at: www.proxyonline.com/docs/flexiblestrategies.pdf

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	BAR CODE	CUSIP

PROXY CARD

Flexible Strategies Fund

805 King Farm Boulevard, Suite 600

Rockville, MD 20850

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” Proposal 1. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

PROPOSAL:

FOR	AGAINST	ABSTAIN

1)    To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Fund by Macro Opportunities Fund (the “Acquiring Fund”), a series of Security Income Fund, solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.

THANK YOU FOR VOTING

TAG ID:	BAR CODE	CUSIP

PART B

SECURITY INCOME FUND

Statement of Additional Information

November [    ], 2012

Acquisition of the Assets and Liabilities of: Flexible Strategies Fund (formerly, the Long Short Interest Rate Strategy Fund) 805 King Farm Boulevard, Suite 600 Rockville, MD 20850	By and in Exchange for Shares of: Macro Opportunities Fund One Security Benefit Place Topeka, KS 66636-0001

This Statement of Additional Information is available to the shareholders of Flexible Strategies Fund (formerly, the Long Short Interest Rate Strategy Fund) in connection with a proposed transaction whereby all of the assets and liabilities of the Flexible Strategies Fund will be transferred to Macro Opportunities Fund in exchange for shares of Macro Opportunities Fund.

This Statement of Additional Information of Macro Opportunities Fund consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which were filed electronically with the Securities and Exchange Commission and are incorporated by reference herein:

1.    The Statement of Additional Information for Rydex Series Funds dated August 1, 2012 (File No. 033-59692); and

2.    The Statement of Additional Information for Security Income Fund dated March 1, 2012 (File No. 333-176853); and

3.    The Financial Statements of the Flexible Strategies Fund (formerly, the Long Short Interest Rate Strategy Fund) as included in Rydex Series Funds’ annual report filed for the fiscal year ended March 31, 2012 and semi-annual report filed for the fiscal period ended September 30, 2011 (File No. 811-07584).

4.    The Financial Statements of the Macro Opportunities Fund as included in Security Income Fund’s semi-annual report filed for the fiscal period ended March 31, 2012 (File No. 811-07584).

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated November [  ], 2012 relating to the reorganization of the Flexible Strategies Fund may be obtained, without charge, by writing to Rydex Series Funds, at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 or calling (800) 820-0888. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Proxy Statement/Prospectus.

FINANCIAL INFORMATION

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the reorganization between the Flexible Strategies Fund (the “Acquired Fund”) and Macro Opportunities Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”) had been consummated (the “Reorganization”).

The pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and the Acquiring Fund. The unaudited pro forma financial information should be read in conjunction with the annual shareholder report of the Acquired Fund dated March 31, 2012 and the semi-annual shareholder report of the Acquiring Fund dated March 31, 2012.

The unaudited pro forma information for the period ended March 31, 2012 has been prepared to give effect to the Reorganization of the Acquired Fund with and into the Acquiring Fund pursuant to the Agreement and Plan of Reorganization (the “Plan”) as if it had been consummated on November 30, 2011, the inception date of the Acquiring Fund.

Basis of Pro Forma Financial Information

The Funds currently have the same investment objectives, strategies and risks. Both Funds seek to provide total return, comprised of current income and capital appreciation. Both Funds invest in a wide range of fixed income and other debt and equity securities selected from a variety of sectors and credit qualifications. Both Funds are exposed to the same risks as a result of their investments. Prior to October 2, 2012, the Acquired Fund operated as the “Long Short Interest Rate Strategy Fund” and was subadvised by American Independence Financial Services, LLC (“American Independence”), which resigned on October 2, 2012. Prior to October 2, 2012, the Fund had a different investment objective and strategies.

The investment adviser of the Acquiring Fund, Guggenheim Partners Investment Management, LLC (“Guggenheim Investments”), is under common control with the Acquired Fund’s investment adviser, Security Investors, LLC (“Security Investors”), and the two Funds provide the same support services to their shareholders. In addition, the portfolio managers are the same for the Acquiring Fund as they currently are for the Acquired Fund.

The Acquired Fund currently pays Security Investors a management fee at the annual rate of 0.75% of the value of the Fund’s average daily net assets. The Acquiring Fund currently pays Guggenheim Investments a management fee at the annual rate of 0.89% of the value of the Fund’s average daily net assets. Guggenheim Investments has contractually agreed through March 1, 2014 to waive fees to the extent necessary to limit the ordinary operating expenses of the Acquiring Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A—1.36%, Class C—2.11% and Institutional Class—0.95%. The Acquired Fund does not have a similar contractual fee waiver arrangement.

On September 17, 2012, the Board of Trustees of the Acquired Fund approved the Plan. Pursuant to the Plan, and subject to shareholder approval, the Acquired Fund will transfer all of its assets to the Acquiring Fund, a series of Security Income Fund, in exchange for shares of the Acquired Fund and the Acquiring Fund will assume all of the liabilities of the Acquired Fund. Acquired Fund shareholders will receive the class of shares of the Acquiring Fund as indicated in Table 1 below. The Acquiring Fund will issue shares with an aggregate net asset value equal to the aggregate value of the net assets that it receives from the Acquired Fund, as determined pursuant to the terms of the Plan. All shares delivered to the Acquired Fund will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the shares received by the Acquired Fund will be distributed pro rata, on what is expected to be a tax-free basis for US federal income tax purposes, to the shareholders of the Acquired Fund in proportion to their holdings of shares of the Acquired Fund.

Under U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the surviving entity for pre-reorganization periods will not be restated. The Acquiring Fund will be the accounting survivor of the Reorganization for financial statement purposes. Effective October 2, 2012, the Funds have the same investment objectives and strategies and substantially similar restrictions.

Under the terms of the Plan, the Reorganization of the Acquired Fund into the Acquiring Fund is expected to be a tax-free reorganization for federal income tax purposes.

Table 1 – Reorganization Shares

The table below sets forth the shares of the Acquiring Fund that the Acquired Fund shareholders will receive if the Plan is approved by shareholders.

Long Short Interest Rate Fund Share Class	Macro Opportunities Fund Share Class
A	A
C	C
H	A (Load waived)
Institutional	Institutional

Table 2 — Acquired Fund’s and Acquiring Fund’s Net Assets as of March 31, 2012

The table below shows the net assets of the Acquired Fund, the Acquiring Fund and the Pro Forma combined net assets, assuming the Reorganization was completed as of March 31, 2012.

Acquired Fund’s Net Assets	Acquiring Fund’s Net Assets	Pro Forma Adjustment	Pro Forma Combined Net Assets
$ 93,154,437	$ 38,121,977	N/A	$ 131,276,414

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Pro Forma Adjustments

The table below reflects adjustments to expenses needed to the pro forma combined funds as if the Reorganization had taken place on November 30, 2011, the inception date of the Acquiring Fund. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Fund and Acquiring Fund, and have been prepared in accordance with U.S. generally accepted accounting principles, which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

Expense Category	Increase (decrease)
Management fees (a)	$50,823
Transfer agent/maintenance fees A-Class and H-Class (b)	1,736
Transfer agent/maintenance fees C-Class (c)	1,131
Transfer agent/maintenance fees Institutional Class (d)	(26,194)
Distribution and service fees of H-Class converting to load waived A-Class (e)	-
Fund accounting fees (f)	(7,993)
Miscellaneous (g)	14,344
Expenses waived by Advisor (h)	(137,832)

(a) Reflects the increased management fee rate as a result of the Reorganization. The management fee is calculated on the basis of net assets at a rate of 0.89% of the net assets of the Acquiring Fund, and 0.75% of the net assets of the Acquired Fund.

(b) The Acquiring Fund has a Transfer Agent/Maintenance Fee Agreement that is based on annual charges per account, transaction, and certain out-of-pocket expenses. Fees are incurred and paid on a class specific basis. The Acquired Fund has a separate Transfer Agent/Administration Fee agreement that combines both transfer agent and administration services fees. The 0.25% fee is charged based on the Acquired Fund’s net assets, and is allocated to each class based on relative net assets. In addition, the Acquiring Fund does not offer H-Class shares. Therefore, under the terms of the Plan, all H-Class shares of the Acquired Fund will be exchanged for load- waived A-Class shares of the Acquiring Fund.

(c) The Acquiring Fund has a Transfer Agent/Maintenance Fee Agreement that is based on annual charges per account, transaction, and certain out-of-pocket expenses. Fees are incurred and paid on a class specific basis. The Acquired Fund has a separate Transfer Agent/Administration Fee Agreement that combines transfer agent and administration services fees. The 0.25% fee is charged based on the Acquired Fund’s net assets, and is allocated to each class based on relative net assets.

(d) The Acquiring Fund has a Transfer Agent/Maintenance Fee Agreement that is based on annual charges per account, transaction, and certain out-of-pocket expenses. Fees are incurred and paid on a class specific basis. The Acquired Fund has a separate Transfer Agent/Administration Fee Agreement that combines transfer agent and administration services fees. The 0.25% fee is charged based on the Acquired Fund’s net assets, and is allocated to each class based on relative net assets.

(e) The Acquiring Fund and Acquired Fund both charge a Distribution and Services Fee not to exceed a 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. Because the Acquiring Fund does not offer H-Class shares, all H-Class shares of the Acquired Fund will be exchanged for load-waived A-Class shares of the Acquiring Fund, resulting in no expense impact upon the Reorganization.

3

(f) The Acquiring Fund has a Fund Accounting/Administration Fee Agreement that combines fund accounting and administration services fees. The 0.095% fee is charged based on the Acquiring Fund’s net assets, and is allocated to each class based on relative net assets. The Acquired Fund has a separate Fund Accounting Fee Agreement that has breakpoints, which results in the fee decreasing as the Fund’s net assets increase, and the fee is allocated to each class based on relative net assets, not to exceed 0.10% average daily net assets.

(g) Reflects changes based on inclusion of Acquired Fund’s assets.

(h) Amount of management fee contractually agreed to be waived, adjusting for increase of Acquired Fund’s assets. Guggenheim Investments has agreed through March 1, 2014 to waive fees to the extent necessary to limit the ordinary operating expenses of the Acquiring Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A—1.36%, Class C—2.11% and Institutional Class—0.95%.

Accounting Policy

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding the valuation of portfolio securities or Subchapter M of the Internal Revenue Code of 1986, as amended.

Reorganization Costs

The cost of solicitation related to the Reorganization, including any costs directly associated with preparing, filing, printing and distributing to the shareholders of the Acquired Fund all materials relating to the soliciting of shareholder votes will be borne by the Acquired Fund’s investment adviser, Security Investors.

Capital Loss Carryforwards

At March 31, 2012, the Acquiring Fund had no capital loss carryforwards, while the Acquired Fund had capital loss carryforwards with a character of short term of $4,236,654, and a character of long term of $6,358,168; $10,594,822 in total.

The Acquiring Fund’s ability to carry forward and use pre-Reorganization capital losses or unrealized losses of either the Acquired Fund or the Acquiring Fund may be limited after the Reorganization, and in some cases, potential utilization of such losses could be forfeited if they expire before being utilized.

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PART C

OTHER INFORMATION

Item 15.     Indemnification.

A policy of insurance covering Security Investors, LLC, Rydex Distributors, LLC, Registrant, Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund and SBL Fund insures the Registrant’s directors and officers against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Paragraph 30 of the Registrant’s Bylaws dated February 3, 1995, as amended, provides in relevant part as follows:

30.	Indemnification and Liability of Directors and Officers. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and is hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorney’s fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

In the event any provision of this section 30 shall be in violation of the Investment Company Act of 1940, as amended, or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

On March 25, 1988, the shareholders approved the Board of Directors’ recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteen:

“A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

A.	for any breach of his or her duty of loyalty to the corporation or to its stockholders;
B.	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
C.	for any unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or
D.	for any transaction from which the director derived an improper personal benefit.”

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.     Exhibits

(1)	Articles of Incorporation(a)

(2)	Bylaws(b)

(3)	Not Applicable

(4)	Form of Agreement and Plan of Reorganization(c)

(5)	Specimen copy of share certificate for Registrant’s shares of capital stock(d)

(6)	Investment Advisory Contract between the Registrant and Guggenheim Partners Investment Management, LLC with respect to the Macro Opportunities Fund(g)

(7)	(a)Distribution Agreement with Rydex Distributors, LLC(h)

(b)Underwriter – Dealer Agreement(e)

(8)	N/A

(9)	Custodian Agreement — UMB Bank, N.A.(g)

(10)	(a)Class A Distribution Plan(h)

(b)Class B Distribution Plan(h) (c)Class C Distribution Plan(g)

(d)Shareholder Service Agreement(f)

(e)Multiple Class Plan(f)

(11)	Opinion of Counsel(i)

(12)	Form of Opinion and Consent of Counsel Supporting Tax Matters and Consequences(i)

(13)	(a)Fund Accounting and Administration Agreement(g)

(b)Transfer Agency Agreement(g)

(c)Expense Limitation Agreement with respect to Macro Opportunities Fund(g)

(14)	Consent of Independent Registered Public Accounting Firm(i)

(15)	Not Applicable

(16)	Powers of Attorney(i)

(17)	Not Applicable

(a)    Incorporated herein by reference to the Exhibits filed with the Registrant’s Post-Effective Amendment No. 93 to Registration Statement Nos. 2-38414 and 811-02120 (filed April 30, 2010).

(b)    Incorporated herein by reference to the Exhibits filed with the Registrant’s Post-Effective Amendment No. 87 to Registration Statement 2-38414 (filed February 28, 2008).

(c)    See Appendix A to the Proxy Statement/Prospectus.

(d)    Incorporated herein by reference to the Exhibits filed with the Registrant’s Post-Effective Amendment No. 67 to Registration Statement No. 2-38414 (filed May 1, 2000).

(e)    Incorporated herein by reference to the Exhibits filed with Security Equity Fund’s Post-Effective Amendment No. 112 to Registration Statement No. 2-19458 (filed November 13, 2009).

(f)    Incorporated herein by reference to the Exhibits filed with Security Equity Fund’s Post-Effective Amendment No. 113 to Registration Statement 2-19458 (filed January 29, 2010).

(g)    Incorporated herein by reference to the Exhibits filed with the Registrant’s Post-Effective Amendment No. 103 to Registration Statement Nos. 2-38414 and 811-02120 (filed February 28, 2012).

(h)    Incorporated herein by reference to the Exhibits filed with the Registrant’s Registration Statement 333-176853 on Form N-14 (filed September 15, 2011).

(i)	Filed herewith.

Item 17.         Undertakings

1.         The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.         The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.         The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Topeka and State of Kansas on the 12th day of October, 2012.

SECURITY INCOME FUND (the Registrant)

By:	DONALD C. CACCIAPAGLIA
Donald C. Cacciapaglia, President

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed by the following persons in the capacities indicated on the 12th day of October, 2012.

Jerry B. Farley Director		SECURITY INCOME FUND
Donald A. Chubb, Jr.	By:	AMY J. LEE
Director		Amy J. Lee, as Attorney-In-Fact for the Officers and Directors Whose Names Appear Opposite
Harry W. Craig, Jr. Director Penny A. Lumpkin	By:	NIKOLAOS BONOS
Director		Nikolaos Bonos, Treasurer (principal financial officer and principal accounting officer)
Maynard F. Oliverius Director	By:	DONALD C. CACCIAPAGLIA
Donald C. Cacciapaglia, Director and President

EXHIBIT INDEX

(11) Opinion of Counsel

(12) Form of Opinion and Consent of Counsel Supporting Tax Matters and Consequences

(14) Consent of Independent Registered Public Accounting Firm

(16) Powers of Attorney

v